UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31*

Date of reporting period: October 31, 2014**

*

This Form N-CSR pertains to each series of the Registrant: MFS Commodity Strategy Fund and MFS Global Alternative Strategy Fund. Effective October 31, 2014, the fiscal year end of MFS Commodity Strategy Fund was changed from April 30th to October 31st.

**	EXPLANATORY NOTE—The Registrant is filing this amendment to its Form N-CSR for the fiscal year ended October 31, 2014, originally filed with the Securities and Exchange Commission on January 5, 2015 (Accession Number 0001193125-15-001287) (the “Original Filing”) to amend and restate Item 4. Principal Account Fees and Services, with respect to (i) “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” (collectively “Non-Audit Services Fees”) that relate directly to the operations and financial reporting of the MFS Commodity Strategy Fund (“CMS”) for the fiscal year ended October 31, 2014 (CMS’s new fiscal year end) billed by Deloitte & Touche LLP (“Deloitte”) and paid by MFS and MFS Related Entities of CMS and (ii) “Aggregate Fees for Non-audit Services” for the fiscal year ended October 31, 2014 billed by Deloitte and paid by CMS and MFS and MFS Related Entities. The “ Non-Audit Services Fees” paid by MFS and MFS Related Entities of CMS and the portion of “Aggregate Fees for Non-audit Services” paid by MFS and MFS Related Entities reported in the Original Filing were fees paid during the twelve-months ended October 31, 2014, while the “Non-Audit Services Fees” paid by CMS and the portion of “Aggregate Fees for Non-audit Services” paid by CMS reported in the Original Filing were for the period from May 1, 2014 to October 31, 2014. As restated, the “Non-Audit Services Fees” paid by MFS and MFS Related Entities of CMS and the portion of “Aggregate Fees for Non-audit Services” paid by MFS and MFS Related Entities are for the period from May 1, 2014 to October 31, 2014. The restatements align the time periods utilized to calculate the fees paid by MFS and MFS Related Entities and the fees paid by CMS. Other than the aforementioned, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or otherwise modify or update the disclosures therein in any way.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2014

MFS® COMMODITY STRATEGY FUND

CMS-ANN

MFS® COMMODITY STRATEGY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy stands on much firmer ground than the rest of the world, expanding at an annualized pace of more than 3%. The U.S. Federal Reserve has ended its “QE3”

bond-purchasing program as the labor market has regained momentum amid other positive indicators. Improved consumer confidence and falling gasoline prices are expected to continue propelling demand for products and services heading into the end of the year.

In contrast, all other major economic regions continue to struggle. The eurozone economy is barely expanding, and deflation threatens the bloc. The European Central Bank has made several attempts to stimulate the region’s economy, but has so far held back from large-scale asset purchases, including government bonds.

Japan continues to try to strengthen its economy. After making early progress at ending deflation and stimulating growth last year, the country hit a setback last spring when the sales tax increase was introduced, causing the need for recent additional monetary stimulus. China continues to struggle, and its growth rate is projected to continue to slow as it transitions to a more sustainable economy.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

We understand that these are challenging economic times. Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

December 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (b)

Portfolio structure reflecting equivalent exposure of derivative positions (c)(i)

Commodity exposure reflecting equivalent exposure of derivative positions (c)(i)

Fixed income sectors (i)
Investment Grade Corporates	44.1%
Asset-Backed Securities	7.8%
U.S. Treasury Securities	5.5%
Non-U.S. Government Bonds	5.1%
Mortgage-Backed Securities	2.3%
Emerging Markets Bonds	1.5%
U.S. Government Agencies	1.1%
Commercial Mortgage-Backed Securities	0.5%
Collateralized Debt Obligations	0.4%
Municipal Bonds	0.3%

2

Portfolio Composition – continued

Composition including fixed income credit quality (a)(i)
AAA	12.9%
AA	9.0%
A	20.6%
BBB	17.2%
U.S. Government	5.5%
Federal Agencies	3.4%
Non-Fixed Income	98.4%
Cash & Other	(67.0)%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(b)	For purposes of this presentation, components include the value of securities, less any securities sold short, and the value of derivative contracts, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Percentages are based on net assets as of 10/31/14.
(c)	MFS expects to gain exposure to the commodities markets by primarily investing the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives (such as commodity-linked futures, options, and/or swaps). MFS may also gain exposure to the commodities markets by investing the fund’s assets directly in commodity-linked notes. The fund’s and the Subsidiary’s investments in commodity-linked derivatives and/or commodity-linked notes are leveraged (i.e. involves investment exposure greater than the amount of the investment). This leverage is reflected by the negative cash position. For more information about commodity-linked derivatives and commodity-linked notes and the risks of investing in such notes, please see the Notes to Consolidated Financial Statements and the fund’s prospectus.
(i)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

The fund invests a portion of its assets in the MFS Commodity Strategy Portfolio, a wholly-owned subsidiary of the fund. Percentages reflect exposure to the underlying holdings of the MFS Commodity Strategy Portfolio and not to the exposure from investing directly in the MFS Commodity Strategy Portfolio itself.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 10/31/14.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the six months ended October 31, 2014, Class A shares of the MFS Commodity Strategy Fund (“fund”) provided a total return of –15.09%, at net asset value. This compares with a return of –14.55% for the fund’s benchmark, the Bloomberg Commodity Index (formerly Dow Jones-UBS Commodity Index).

Market Environment

Prior to the reporting period, the decision by the US Federal Reserve (“Fed”) to postpone the tapering of its quantitative easing (“QE”) program surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government (from October 1 through 16, 2013) and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

As the period progressed, financial markets were forced to contend with a series of positive and negative return episodes. Geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends and the related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Commodity prices, in most main indices, fell during the reporting period, led by a significant fall in energy prices. Weak commodity prices were due, in part, to increased supply growth in most sectors, coupled with decreased demand, particularly for industrial commodities. A strong US dollar, relative to other major currencies, also negatively impacted commodity prices. Toward the end of the reporting period, crude oil prices plummeted on surging oil supply growth amid weakening demand.

Factors Affecting Performance

Over the reporting period, the fund underperformed the Bloomberg Commodity Index via allocations to a variety of commodity sectors and individual commodities. The fund invested in commodity-linked structured notes and commodity total return swaps to achieve its sector exposures and employed quantitative analysis to derive sector allocation decisions.

4

Management Review – continued

The fund’s overweight exposures to corn and wheat commodities early in the first half of the reporting period dampened relative results as both segments lagged the benchmark. An underweight exposure to aluminum and copper, coupled with an overweight exposure to nickel in the industrial metal commodities segment, further weighed on relative returns.

The fund’s investment in debt securities contributed to relative performance over the reporting period. An overweight exposure to bonds in both the financial and industrial sectors had a positive impact on performance as these market segments posted positive returns during the period. The fund’s shorter duration (d) stance was another area of relative strength. Additionally, the fund’s greater exposure to live cattle commodities and, in the second half of the period, a greater exposure to soybean meal commodities further supported relative performance.

Respectfully,

James Calmas	Benjamin Nastou	Natalie Shapiro
Portfolio Manager	Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

Note to Shareholders: Effective June 10, 2014, the fund changed its year-end from April 30 to October 31.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 10/31/14

Average annual without sales charge

Share class	Class inception date	6 month (a)	1-yr	Life (t)
A	6/02/10	(15.09)%	(6.46)%	(0.79)%
I	6/02/10	(14.87)%	(6.20)%	(0.52)%
R5	9/04/12	(14.96)%	(6.20)%	(9.82)%
Comparative benchmark
Bloomberg Commodity Index (f)		(14.55)%	(5.94)%	(1.09)%
Average annual with sales charge
A With initial Sales Charge (5.75%)		(19.97)%	(11.84)%	(2.11)%

Class I and R5 shares do not have a sales charge.

(a)	For the period May 1, 2014 through October 31, 2014. On June 10, 2014, the fund’s fiscal year was changed from April 30 to October 31.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

Benchmark Definition

Bloomberg Commodity Index (formerly known as Dow Jones-UBS Commodity Index) – designed to be a highly liquid and diversified benchmark for the commodity futures market. The Index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (live cattle/ lean hogs), among others, and are traded in a variety of currencies.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2014 through October 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/14	Ending Account Value 10/31/14	Expenses Paid During Period (p) 5/01/14-10/31/14
A	Actual	1.10%	$1,000.00	$849.14	$5.13
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
I	Actual	0.85%	$1,000.00	$851.29	$3.97
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
R5	Actual	0.85%	$1,000.00	$850.38	$3.96
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

CONSOLIDATED PORTFOLIO OF INVESTMENTS

10/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 68.4%
Issuer	Shares/Par	Value ($)

Asset-Backed & Securitized - 8.7%
AmeriCredit Automobile Receivables Trust, “A2”, 0.74%, 11/08/16	$391,759	$392,000
AmeriCredit Automobile Receivables Trust, 2014-2, “A2B”, FRN, 0.433%, 10/10/17	930,000	929,985
ARI Fleet Lease Trust, “A”, FRN, 0.703%, 3/15/20 (n)	289,940	290,013
ARI Fleet Lease Trust, “A”, FRN, 0.453%, 1/15/21 (n)	389,731	389,551
ARI Fleet Lease Trust, “A2”, 0.81%, 11/15/22 (n)	960,000	961,205
Babson Ltd., CLO, “A1”, FRN, 0.455%, 1/18/21 (z)	536,065	535,281
BMW Vehicle Lease Trust, “A2”, 0.45%, 3/21/16	1,020,000	1,019,917
Capital Auto Receivables Asset Trust, 2013-4, “A1”, FRN, 0.537%, 3/21/16	1,120,000	1,120,563
Cent CDO XI Ltd., “A1”, FRN, 0.493%, 4/25/19 (n)	651,038	646,270
Chesapeake Funding LLC, “A”, FRN, 0.903%, 11/07/23 (n)	430,959	432,296
Chesapeake Funding LLC, “A”, FRN, 0.603%, 1/07/25 (n)	1,277,032	1,275,431
Chrysler Capital Auto Receivables Trust, 2013-AA, “A2”, 0.61%, 11/15/16 (n)	624,796	624,971
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	800,000	855,106
CNH Equipment Trust, “A2”, 0.63%, 1/17/17	346,617	346,854
CNH Equipment Trust, “A2”, 0.63%, 12/15/17	2,300,000	2,300,000
CNH Wholesale Master Note Trust, “A”, FRN, 0.753%, 8/15/19 (n)	1,444,000	1,447,391
Credit Acceptance Auto Loan Trust, “A”, 2.2%, 9/16/19 (n)	51,051	51,215
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.9%, 9/15/39	484,770	526,972
CWCapital Cobalt Ltd., “A4”, FRN, 5.771%, 5/15/46	588,840	645,162
Enterprise Fleet Financing LLC, 2014-1, “A2”, 0.87%, 9/20/19 (n)	1,410,000	1,411,072
Ford Credit Auto Lease Trust, 2013-B, “A2A”, 0.59%, 1/15/16	613,040	613,406
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/25 (n)	406,000	408,133
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/26 (z)	1,602,000	1,605,880
GE Dealer Floorplan Master Note Trust, 2014-1, “A”, FRN, 0.537%, 7/20/19	1,700,000	1,698,140
GE Equipment Small Ticket LLC, “A2”, 0.73%, 1/25/16 (n)	515,980	516,614
GE Equipment Transportation LLC, 2013-2, “A2”, 0.61%, 6/24/16	1,144,720	1,145,680
GM Financial Automobile Leasing Trust, 2014-2A, “A2”, 0.73%, 2/20/17 (n)	2,500,000	2,502,365
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 0.701%, 12/10/27 (n)	2,000,000	2,003,088
HLSS Servicer Advance Receivables Trust, 2014-T1, “A1”, 1.243%, 1/17/45 (n)	510,000	510,153
Honda Auto Receivables Owner Trust, “A2”, 0.54%, 1/15/16	523,364	523,522

10

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
Hyundai Auto Lease Securitization Trust, “A2”, 0.75%, 3/15/16 (n)	$796,323	$796,968
John Deere Owner Trust, “A2”, 0.55%, 1/15/16	175,277	175,336
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 1/15/49	751,644	810,778
Kingsland III Ltd., “A1”, CDO, FRN, 0.449%, 8/24/21 (n)	405,436	403,457
Kubota Credit Owner Trust, “A2”, 0.58%, 2/15/17 (n)	590,000	589,743
Mercedes-Benz Auto Lease Trust, 2013-B, “A2”, 0.53%, 9/15/15	961,756	962,000
Mercedes-Benz Master Owner Trust, FRN, 0.423%, 11/15/16 (n)	1,200,000	1,200,029
Motor PLC, “A1”, FRN, 0.632%, 8/25/21 (n)	790,704	791,270
New Residential Advance Receivables Trust, 2014-T1, “A1”, 1.273%, 3/15/45 (n)	365,000	365,110
Nissan Auto Lease Trust, 2013-B, “A2B”, FRN, 0.423%, 1/15/16	1,336,347	1,336,453
Nissan Master Owner Trust Receivables 2013, “A”, FRN, 0.453%, 2/15/18	1,300,000	1,300,000
Porsche Innovative Lease Owner Trust, 2013-1, “A2”, 0.54%, 1/22/16 (n)	524,623	524,823
Race Point CLO Ltd., “A1A”, FRN, 0.439%, 8/01/21 (n)	728,539	723,458
Santander Drive Auto Receivable Trust, “A2”, 0.66%, 6/15/17	1,493,723	1,493,478
Smart Trust, “A2B”, FRN, 0.402%, 9/14/15	70,900	70,897
Volkswagen Auto Lease Trust, 2014-A, “A2B”, FRN, 0.367%, 10/20/16	2,091,427	2,089,719
Volkswagen Credit Auto Master Trust, 2014-1A, “A1”, FRN, 0.507%, 7/22/19 (n)	2,700,000	2,701,242
Volvo Financial Equipment LLC, “A2”, 0.53%, 11/16/15 (n)	459,066	458,955
Volvo Financial Equipment LLC, 2014-1A, “A2”, 0.54%, 11/15/16 (n)	2,040,000	2,040,402
Wheels SPV LLC, 2014-1A, “A2”, 0.84%, 3/20/23 (n)	590,000	588,816

		$47,151,170
Automotive - 3.0%
American Honda Finance Corp., 1.6%, 2/16/18 (n)	$388,000	$387,891
American Honda Finance Corp., 1%, 8/11/15 (n)	810,000	814,243
American Honda Finance Corp., FRN, 0.459%, 11/03/14 (n)	570,000	570,000
American Honda Finance Corp., FRN, 0.609%, 5/26/16 (n)	700,000	702,901
Daimler Finance North America LLC, 2.4%, 4/10/17 (n)	520,000	533,659
Daimler Finance North America LLC, 1.875%, 1/11/18 (n)	1,300,000	1,304,453
Daimler Finance North America LLC, FRN, 0.831%, 1/09/15 (n)	1,200,000	1,201,034
Daimler Finance North America LLC, FRN, 0.919%, 8/01/16 (n)	480,000	483,822
Ford Motor Credit Co. LLC, 4.207%, 4/15/16	360,000	375,690
Ford Motor Credit Co. LLC, FRN, 0.753%, 9/08/17	1,860,000	1,855,821
Harley-Davidson Financial Services, 3.875%, 3/15/16 (n)	570,000	592,684
Hyundai Capital America, 1.625%, 10/02/15 (n)	710,000	714,777
Nissan Motor Acceptance Corp., FRN, 0.935%, 9/26/16 (n)	1,180,000	1,187,538

11

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Automotive - continued
Nissan Motor Acceptance Corp., FRN, 0.783%, 3/03/17 (n)	$1,000,000	$1,002,078
Toyota Motor Credit Corp., 3.2%, 6/17/15	600,000	610,559
Toyota Motor Credit Corp., FRN, 0.618%, 1/17/19	1,620,000	1,627,426
Volkswagen Group of America Finance LLC, FRN, 0.604%, 5/23/17 (n)	1,260,000	1,261,268
Volkswagen International Finance N.V., 1.125%, 11/18/16 (n)	570,000	571,085
Volkswagen International Finance N.V., FRN, 0.832%, 11/20/14 (n)	500,000	500,121

		$16,297,050
Banks & Diversified Financials (Covered Bonds) - 1.1%
Australia & New Zealand Banking Group, FRN, 0.841%, 10/06/15 (n)	$310,000	$311,415
BNP Paribas Home Loan, 2.2%, 11/02/15 (n)	1,000,000	1,016,429
Commonwealth Bank of Australia, 0.75%, 1/15/16 (n)	840,000	840,944
Credit Mutuel-CIC Home Loan, 1.5%, 11/16/17 (n)	1,000,000	1,005,124
DnB Nor Boligkreditt A.S., 2.1%, 10/14/15 (n)	700,000	712,500
National Bank of Canada, 2.2%, 10/19/16 (n)	1,060,000	1,084,796
Norddeutsche Landesbank, 0.875%, 10/16/15 (n)	400,000	401,576
SpareBank 1 Boligkreditt A.S., 2.625%, 5/26/16 (n)	750,000	771,875

		$6,144,659
Broadcasting - 0.4%
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)	$371,000	$370,098
Viacom, Inc., 1.25%, 2/27/15	800,000	801,723
Walt Disney Co., 0.45%, 12/01/15	800,000	799,698

		$1,971,519
Brokerage & Asset Managers - 0.4%
BlackRock, Inc., 3.5%, 12/10/14	$750,000	$752,284
BlackRock, Inc., 1.375%, 6/01/15	500,000	502,869
Franklin Resources, Inc., 1.375%, 9/15/17	182,000	182,144
NYSE Euronext, 2%, 10/05/17	486,000	492,859

		$1,930,156
Business Services - 0.3%
Cisco Systems, Inc., FRN, 0.513%, 3/03/17	$1,800,000	$1,802,079

Cable TV - 0.3%
DIRECTV Holdings LLC, 2.4%, 3/15/17	$520,000	$532,600
NBCUniversal Enterprise Co., FRN, 0.767%, 4/15/16 (n)	870,000	873,655

		$1,406,255

12

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Chemicals - 0.4%
CF Industries, Inc., 6.875%, 5/01/18	$1,487,000	$1,718,224
LyondellBasell Industries N.V., 5%, 4/15/19	390,000	429,927

		$2,148,151
Computer Software - 0.1%
Adobe Systems, Inc., 3.25%, 2/01/15	$700,000	$704,628

Computer Software - Systems - 0.2%
Apple, Inc., FRN, 0.489%, 5/03/18	$910,000	$911,261

Conglomerates - 0.8%
ABB Finance (USA), Inc., 1.625%, 5/08/17	$495,000	$499,283
ABB Treasury Center (USA), Inc., 2.5%, 6/15/16 (n)	1,156,000	1,183,255
General Electric Co., 0.85%, 10/09/15	450,000	452,060
Pentair Finance S.A., 1.35%, 12/01/15	1,510,000	1,514,891
United Technologies Corp., FRN, 0.733%, 6/01/15	460,000	461,262

		$4,110,751
Consumer Products - 1.0%
LVMH Moet Hennessy Louis Vuitton S.A., 1.625%, 6/29/17 (n)	$530,000	$534,293
Mattel, Inc., 1.7%, 3/15/18	226,000	224,814
Mattel, Inc., 2.5%, 11/01/16	400,000	410,785
Newell Rubbermaid, Inc., 2%, 6/15/15	600,000	604,016
Newell Rubbermaid, Inc., 2.05%, 12/01/17	426,000	426,965
Procter & Gamble Co., 0.75%, 11/04/16	1,230,000	1,231,699
Reckitt Benckiser PLC, 2.125%, 9/21/18 (n)	1,890,000	1,907,322

		$5,339,894
Consumer Services - 0.4%
eBay, Inc., 1.35%, 7/15/17	$507,000	$503,356
Experian Finance PLC, 2.375%, 6/15/17 (n)	462,000	469,887
Western Union Co., 2.375%, 12/10/15	330,000	334,737
Western Union Co., FRN, 1.234%, 8/21/15	1,020,000	1,024,535

		$2,332,515
Electrical Equipment - 0.2%
Amphenol Corp., 1.55%, 9/15/17	$830,000	$830,725
Arrow Electronics, Inc., 3%, 3/01/18	240,000	247,684

		$1,078,409
Electronics - 1.1%
Applied Materials, Inc., 2.65%, 6/15/16	$750,000	$771,367
Intel Corp., 1.35%, 12/15/17	1,052,000	1,049,334
Tyco Electronics Group S.A., 1.6%, 2/03/15	500,000	501,557

13

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Electronics - continued
Tyco Electronics Group S.A., 2.375%, 12/17/18	$281,000	$283,823
Tyco Electronics Group S.A., FRN, 0.432%, 1/29/16	2,200,000	2,199,034
Xilinx, Inc., 2.125%, 3/15/19	890,000	889,711

		$5,694,826
Emerging Market Quasi-Sovereign - 0.5%
CNOOC Finance (2013) Ltd., 1.125%, 5/09/16	$730,000	$730,324
Korea Development Bank, 1%, 1/22/16	710,000	709,539
Korea Gas Corp., 2.25%, 7/25/17 (n)	440,000	444,999
Petroleos Mexicanos, 3.125%, 1/23/19	321,000	328,961
State Grid International Development Co. Ltd., 1.75%, 5/22/18 (n)	567,000	559,547

		$2,773,370
Energy - Independent - 0.9%
Anadarko Petroleum Corp., 6.375%, 9/15/17	$1,480,000	$1,670,904
Canadian Natural Resources Ltd., FRN, 0.608%, 3/30/16	840,000	840,532
Devon Energy Corp., 1.2%, 12/15/16	870,000	879,919
Encana Corp., 5.9%, 12/01/17	585,000	656,488
Southwestern Energy Co., 7.5%, 2/01/18	470,000	546,995

		$4,594,838
Energy - Integrated - 1.5%
BG Energy Capital PLC, 2.875%, 10/15/16 (n)	$970,000	$1,003,500
BP Capital Markets PLC, 3.125%, 10/01/15	600,000	614,568
BP Capital Markets PLC, 0.7%, 11/06/15	650,000	651,232
BP Capital Markets PLC, 2.521%, 1/15/20	806,000	809,544
Chevron Corp., 0.889%, 6/24/16	370,000	371,887
Chevron Corp., 1.104%, 12/05/17	567,000	563,167
Petro-Canada Financial Partnership, 5%, 11/15/14	580,000	580,719
Shell International Finance B.V., 1.125%, 8/21/17	550,000	549,871
Shell International Finance B.V., FRN, 0.443%, 11/15/16	1,800,000	1,804,003
Total Capital International S.A., 1.5%, 2/17/17	600,000	605,483
Total Capital S.A., 3%, 6/24/15	520,000	529,136

		$8,083,110
Financial Institutions - 0.9%
General Electric Capital Corp., 2.15%, 1/09/15	$1,000,000	$1,003,292
General Electric Capital Corp., FRN, 0.834%, 12/11/15	410,000	412,418
General Electric Capital Corp., FRN, 0.832%, 1/08/16	580,000	583,342
General Electric Capital Corp., FRN, 0.46%, 1/14/16	2,100,000	2,102,778
LeasePlan Corp. N.V., 3%, 10/23/17 (n)	540,000	555,868
LeasePlan Corp. N.V., 2.5%, 5/16/18 (n)	405,000	407,612

		$5,065,310

14

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Food & Beverages - 4.1%
Anheuser-Busch InBev S.A., 3.625%, 4/15/15	$200,000	$202,793
Anheuser-Busch InBev S.A., 0.8%, 1/15/16	520,000	520,893
Anheuser-Busch InBev S.A., 1.375%, 7/15/17	890,000	892,029
Coca-Cola Co., 1.15%, 4/01/18	470,000	465,217
Coca-Cola Co., FRN, 0.339%, 11/01/16	1,690,000	1,691,006
Diageo Capital PLC, 1.5%, 5/11/17	850,000	854,854
General Mills, Inc., 5.2%, 3/17/15	200,000	203,446
General Mills, Inc., 1.4%, 10/20/17	2,300,000	2,298,441
General Mills, Inc., FRN , 0.532%, 1/29/16	430,000	430,423
Heineken N.V., 0.8%, 10/01/15 (n)	440,000	439,909
Ingredion, Inc., 3.2%, 11/01/15	170,000	173,730
Ingredion, Inc., 1.8%, 9/25/17	314,000	314,849
Kellogg Co., 4.45%, 5/30/16	320,000	337,506
Kraft Foods Group, Inc., 1.625%, 6/04/15	920,000	925,641
Kraft Foods Group, Inc., 6.125%, 8/23/18	1,560,000	1,788,824
Molson Coors Brewing Co., 2%, 5/01/17	960,000	974,668
PepsiCo, Inc., 2.5%, 5/10/16	970,000	996,912
Pernod-Ricard S.A., 2.95%, 1/15/17 (n)	2,130,000	2,194,539
SABMiller Holdings, Inc., 1.85%, 1/15/15 (n)	420,000	421,025
SABMiller Holdings, Inc., 2.45%, 1/15/17 (n)	600,000	613,255
SABMiller Holdings, Inc., FRN, 0.929%, 8/01/18 (n)	1,530,000	1,541,287
Tyson Foods, Inc., 6.6%, 4/01/16	1,400,000	1,507,387
Tyson Foods, Inc., 2.65%, 8/15/19	869,000	877,283
Want Want China Finance Co., 1.875%, 5/14/18 (n)	680,000	664,500
Wm. Wrigley Jr. Co., 1.4%, 10/21/16 (n)	791,000	795,203
Wm. Wrigley Jr. Co., 2.4%, 10/21/18 (n)	96,000	96,965

		$22,222,585
Food & Drug Stores - 0.6%
CVS Health Corp., 3.25%, 5/18/15	$600,000	$608,800
CVS Health Corp., 1.2%, 12/05/16	550,000	550,956
Walgreen Co., 1%, 3/13/15	650,000	651,024
Walgreen Co., 1.8%, 9/15/17	1,229,000	1,233,490

		$3,044,270
Gaming & Lodging - 0.1%
Wyndham Worldwide Corp., 2.95%, 3/01/17	$580,000	$594,139

Insurance - 1.8%
Aflac, Inc., 3.45%, 8/15/15	$700,000	$715,811
American International Group, Inc., 5.85%, 1/16/18	512,000	577,006
American International Group, Inc., 2.3%, 7/16/19	1,320,000	1,327,099
Lincoln National Corp., 4.3%, 6/15/15	250,000	255,326
MetLife Global Funding I, FRN, 0.609%, 4/10/17 (n)	1,700,000	1,707,388

15

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - continued
MetLife, Inc., 1.756%, 12/15/17	$178,000	$179,472
Metropolitan Life Global Funding I, 0.76%, 7/15/16 (n)	980,000	987,523
New York Life Global Funding, 1.3%, 1/12/15 (n)	1,450,000	1,452,707
PRICOA Global Funding I, FRN, 0.502%, 8/19/15 (n)	550,000	551,091
Prudential Financial, Inc., FRN, 1.013%, 8/15/18	1,250,000	1,261,169
UnumProvident Corp., 6.85%, 11/15/15 (n)	150,000	158,580
Voya Financial, Inc., 2.9%, 2/15/18	423,000	434,896

		$9,608,068
Insurance - Health - 0.0%
Aetna, Inc., 1.5%, 11/15/17	$100,000	$99,842
Wellpoint, Inc., 1.25%, 9/10/15	20,000	20,113

		$119,955
Insurance - Property & Casualty - 0.6%
ACE Ltd., 2.6%, 11/23/15	$550,000	$561,232
Aon Corp., 3.5%, 9/30/15	600,000	615,391
AXIS Capital Holdings Ltd., 5.75%, 12/01/14	800,000	803,366
Marsh & McLennan Cos., Inc., 2.35%, 9/10/19	1,300,000	1,305,331

		$3,285,320
International Market Quasi-Sovereign - 2.8%
Achmea Hypotheekbank N.V., 3.2%, 11/03/14 (n)	$304,000	$304,000
Bank Nederlandse Gemeenten N.V., 1.375%, 3/19/18 (n)	1,150,000	1,151,590
Dexia Credit Local S.A., 1.25%, 10/18/16 (n)	1,110,000	1,116,636
Dexia Credit Local S.A., 2.25%, 1/30/19 (n)	590,000	599,261
Electricite de France, 2.15%, 1/22/19 (n)	1,200,000	1,200,532
FMS Wertmanagement, 0.625%, 4/18/16	1,020,000	1,022,061
KfW Bankengruppe, 0.5%, 9/30/15	1,250,000	1,253,249
Kommunalbanken A.S., 0.375%, 4/10/15 (n)	580,000	580,346
Kommunalbanken A.S., 1.75%, 10/05/15 (n)	1,200,000	1,215,536
Kommunalbanken A.S., 0.75%, 11/21/16 (n)	560,000	560,226
Kommunalbanken A.S., 1%, 3/15/18 (n)	330,000	326,113
Kommunalbanken A.S., FRN, 0.362%, 10/31/16 (n)	160,000	160,095
Kreditanstalt für Wiederaufbau, FRN, 0.203%, 1/23/15	850,000	850,042
Municipality Finance PLC, 2.375%, 5/16/16	1,180,000	1,213,493
Nederlandse Waterschapsbank N.V., 0.75%, 3/29/16 (n)	230,000	230,828
Nederlandse Waterschapsbank N.V., 1.5%, 4/16/18 (n)	1,570,000	1,577,709
Statoil A.S.A., 1.8%, 11/23/16	350,000	356,489
Statoil A.S.A., FRN, 0.523%, 5/15/18	852,000	851,119
Statoil A.S.A., FRN, 0.694%, 11/08/18	490,000	492,718

		$15,062,043

16

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
International Market Sovereign - 0.9%
Kingdom of Denmark, 0.375%, 4/25/16 (n)	$1,070,000	$1,069,131
Kingdom of Denmark, 0.875%, 3/20/17 (n)	500,000	501,360
Kingdom of Sweden, 1%, 2/27/18 (n)	1,100,000	1,090,602
Republic of Finland, 1.25%, 10/19/15 (n)	1,300,000	1,312,731
Republic of Iceland, 4.875%, 6/16/16 (n)	1,037,000	1,088,166

		$5,061,990
Internet - 0.1%
Baidu, Inc., 2.75%, 6/09/19	$539,000	$540,971

Local Authorities - 1.2%
Kommuninvest i Sverige AB, 0.5%, 6/15/16 (n)	$3,200,000	$3,199,437
Kommuninvest i Sverige AB, 0.875%, 12/13/16 (n)	450,000	451,175
Province of Ontario, 4.5%, 2/03/15	1,000,000	1,010,490
Province of Ontario, 1.1%, 10/25/17	1,110,000	1,105,065
State of Illinois, 4.961%, 3/01/16	620,000	649,735

		$6,415,902
Machinery & Tools - 0.1%
Caterpillar Financial Services Corp., 1.1%, 5/29/15	$570,000	$572,530

Major Banks - 8.0%
ABN AMRO Bank N.V., 1.375%, 1/22/16 (n)	$640,000	$644,448
ABN AMRO Bank N.V., 4.25%, 2/02/17 (n)	780,000	827,447
ABN AMRO Bank N.V., FRN, 0.643%, 6/06/16 (n)	1,130,000	1,128,398
Bank of Montreal, 1.45%, 4/09/18	3,010,000	2,984,180
Bank of New York Mellon Corp., 2.2%, 5/15/19	1,650,000	1,655,676
Bank of Nova Scotia, FRN, 0.634%, 3/15/16	1,420,000	1,424,507
Bank of Nova Scotia, FRN, 0.75%, 7/15/16	420,000	422,229
BNP Paribas, 2.7%, 8/20/18	1,090,000	1,113,354
BNP Paribas, FRN, 0.824%, 12/12/16	280,000	280,998
BNP Paribas, FRN, 0.714%, 3/17/17	600,000	600,562
Canadian Imperial Bank of Commerce, FRN, 0.75%, 7/18/16	840,000	844,765
Commonwealth Bank of Australia, FRN, 0.733%, 9/20/16 (n)	1,020,000	1,026,116
Commonwealth Bank of Australia, FRN, 0.594%, 3/13/17 (n)	410,000	410,670
Commonwealth Bank of Australia, FRN, 0.503%, 9/08/17 (n)	1,800,000	1,798,981
DBS Bank Ltd., 2.35%, 2/28/17 (n)	770,000	790,678
DNB Bank A.S.A., 3.2%, 4/03/17 (n)	1,135,000	1,186,199
HSBC Bank PLC, 3.1%, 5/24/16 (n)	310,000	321,297
HSBC Bank PLC, FRN, 0.873%, 5/15/18 (n)	1,294,000	1,304,840
HSBC USA, Inc., 2.375%, 2/13/15	350,000	351,940
HSBC USA, Inc., 1.625%, 1/16/18	170,000	169,901
Huntington National Bank, FRN, 0.657%, 4/24/17	1,910,000	1,910,246
ING Bank N.V., 3.75%, 3/07/17 (n)	424,000	446,607

17

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
ING Bank N.V., FRN, 1.183%, 3/07/16 (n)	$540,000	$544,413
ING Bank N.V., FRN, 1.874%, 9/25/15 (n)	560,000	567,357
KeyCorp, 3.75%, 8/13/15	650,000	665,388
Mizuho Bank Ltd., FRN, 0.684%, 9/25/17 (n)	1,800,000	1,798,965
National Australia Bank Ltd., 2%, 3/09/15	770,000	774,571
Nordea Bank AB, FRN, 0.693%, 5/13/16 (n)	1,000,000	1,004,108
Nordea Bank AB, FRN, 0.591%, 4/04/17 (n)	410,000	410,588
PNC Bank N.A., 1.3%, 10/03/16	790,000	796,359
PNC Bank N.A., 1.15%, 11/01/16	1,200,000	1,204,178
PNC Bank N.A., 1.5%, 10/18/17	1,240,000	1,243,797
PNC Bank N.A., 2.25%, 7/02/19	1,140,000	1,142,034
PNC Bank N.A., FRN, 0.543%, 1/28/16	560,000	560,706
Royal Bank of Scotland PLC, 2.55%, 9/18/15	1,050,000	1,065,001
Santander U.S. Debt S.A.U., 3.724%, 1/20/15 (n)	400,000	402,504
Standard Chartered PLC, 3.85%, 4/27/15 (n)	420,000	426,313
State Street Bank & Trust Co., FRN, 0.433%, 12/08/15	678,000	677,674
Sumitomo Mitsui Banking Corp., 1.35%, 7/18/15	740,000	744,066
Sumitomo Mitsui Banking Corp., FRN, 0.55%, 7/11/17	1,400,000	1,397,017
Wells Fargo & Co., 1.25%, 2/13/15	840,000	842,019
Wells Fargo & Co., FRN, 0.76%, 7/20/16	760,000	763,297
Wells Fargo & Co., FRN, 0.492%, 9/08/17	1,880,000	1,877,877
Westpac Banking Corp., 0.95%, 1/12/16	1,180,000	1,188,587
Westpac Banking Corp., 2%, 8/14/17	400,000	407,456
Westpac Banking Corp., FRN, 0.562%, 5/19/17	1,000,000	999,747

		$43,148,061
Medical & Health Technology & Services - 1.2%
Baxter International, Inc., 1.85%, 1/15/17	$390,000	$395,910
Becton, Dickinson & Co., 1.75%, 11/08/16	300,000	303,113
CareFusion Corp., 1.45%, 5/15/17	420,000	419,204
Catholic Health Initiatives, 1.6%, 11/01/17	400,000	399,960
Covidien International Finance S.A., 6%, 10/15/17	401,000	453,112
Covidien International Finance S.A., 1.35%, 5/29/15	650,000	653,087
Express Scripts Holding Co., 2.1%, 2/12/15	1,100,000	1,104,422
McKesson Corp., 0.95%, 12/04/15	740,000	741,627
McKesson Corp., 3.25%, 3/01/16	470,000	483,693
McKesson Corp., FRN, 0.633%, 9/10/15	750,000	750,956
Thermo Fisher Scientific, Inc., 2.25%, 8/15/16	840,000	857,175

		$6,562,259
Metals & Mining - 1.0%
Barrick Gold Corp., 2.5%, 5/01/18	$360,000	$361,094
Barrick International (Barbados) Corp., 5.75%, 10/15/16 (n)	290,000	313,200
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 3/01/17	890,000	905,074

18

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/18	$420,000	$422,247
Glencore Funding LLC, FRN, 1.398%, 5/27/16 (n)	1,520,000	1,528,489
Rio Tinto Finance (USA) Ltd., 2.5%, 5/20/16	1,530,000	1,568,218

		$5,098,322
Midstream - 0.9%
EnLink Midstream Partners LP, 2.7%, 4/01/19	$430,000	$434,055
Enterprise Products Operating LP, 3.7%, 6/01/15	500,000	508,274
Enterprise Products Operating LP, 6.5%, 1/31/19	930,000	1,088,456
Kinder Morgan Energy Partners LP, 5.125%, 11/15/14	580,000	580,712
ONEOK Partners LP, 3.2%, 9/15/18	790,000	817,337
TransCanada PipeLines Ltd., FRN, 0.913%, 6/30/16	1,190,000	1,197,116

		$4,625,950
Mortgage-Backed - 2.3%
Fannie Mae, 5.05%, 1/01/16	$1,520,015	$1,571,211
Fannie Mae, 0.594%, 8/25/15	1,310,340	1,310,945
Fannie Mae, 5.134%, 2/01/16	465,377	478,705
Fannie Mae, 1.114%, 2/25/17	849,999	851,754
Fannie Mae, 4.5%, 4/01/24	972,951	1,053,440
Fannie Mae, 4%, 3/01/25	112,652	121,253
Fannie Mae, 4.5%, 5/01/25	353,990	383,485
Fannie Mae, FRN, 0.445%, 12/25/17	884,518	883,145
Fannie Mae, FRN, 0.405%, 5/25/18	887,716	887,257
Fannie Mae, TBA, 3%, 5/01/28	750,000	776,309
Freddie Mac, 1.655%, 11/25/16	228,564	231,544
Freddie Mac, 1.426%, 8/25/17	272,000	273,997
Freddie Mac, 4%, 7/01/25	618,755	661,638
Freddie Mac, 3.5%, 8/01/26	831,411	879,838
Freddie Mac, 2.5%, 7/01/28	1,816,553	1,849,694

		$12,214,215
Municipals - 0.3%
Florida Hurricane Catastrophe Fund Finance Corp. Rev., “A”, 1.298%, 7/01/16	$1,400,000	$1,414,098

Natural Gas - Distribution - 0.1%
GDF Suez, 1.625%, 10/10/17 (n)	$740,000	$744,292

Network & Telecom - 1.9%
AT&T, Inc., 0.8%, 12/01/15	$1,430,000	$1,428,700
AT&T, Inc., 2.4%, 8/15/16	160,000	163,921
AT&T, Inc., FRN, 0.62%, 2/12/16	140,000	140,294
AT&T, Inc., FRN, 1.148%, 11/27/18	1,570,000	1,596,998
British Telecommunications PLC, 2.35%, 2/14/19	1,090,000	1,094,021

19

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Network & Telecom - continued
France Telecom, 2.125%, 9/16/15	$700,000	$707,666
Verizon Communications, Inc., 0.7%, 11/02/15	970,000	970,716
Verizon Communications, Inc., 1.35%, 6/09/17	580,000	578,917
Verizon Communications, Inc., FRN, 1.764%, 9/15/16	1,850,000	1,891,767
Verizon Communications, Inc., FRN, 1.004%, 6/17/19	1,740,000	1,752,587

		$10,325,587
Oil Services - 0.2%
Noble Corp., 3.45%, 8/01/15	$260,000	$264,425
Transocean, Inc., 5.05%, 12/15/16	650,000	682,144
Transocean, Inc., 2.5%, 10/15/17	292,000	288,493

		$1,235,062
Oils - 0.1%
Phillips 66, 1.95%, 3/05/15	$350,000	$351,734

Other Banks & Diversified Financials - 4.8%
Abbey National Treasury Services PLC, 3.05%, 8/23/18	$439,000	$456,620
American Express Centurion Bank, FRN, 0.683%, 11/13/15	500,000	501,590
American Express Credit Corp., 2.8%, 9/19/16	420,000	434,261
American Express Credit Corp., FRN, 1.334%, 6/12/15	50,000	50,310
Banco Santander Chile, FRN, 1.13%, 4/11/17 (n)	1,410,000	1,403,252
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.684%, 2/26/16 (n)	550,000	551,019
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.842%, 9/09/16 (n)	1,320,000	1,325,343
Banque Federative du Credit Mutuel, FRN, 1.083%, 10/28/16 (n)	420,000	423,642
Banque Federative du Credit Mutuel, FRN, 1.08%, 1/20/17 (n)	1,010,000	1,017,976
Capital One Financial Corp., 2.45%, 4/24/19	420,000	421,244
Capital One Financial Corp., 2.15%, 3/23/15	750,000	754,571
Capital One Financial Corp., FRN, 0.877%, 11/06/15	320,000	321,345
Corpbanca, 3.875%, 9/22/19 (z)	554,000	558,400
Danske Bank A.S., 3.75%, 4/01/15 (n)	690,000	698,723
Fifth Third Bancorp, 1.35%, 6/01/17	1,800,000	1,800,286
Fifth Third Bancorp, 2.3%, 3/01/19	364,000	364,897
First Republic Bank, 2.375%, 6/17/19	278,000	279,267
Groupe BPCE S.A., 2.5%, 12/10/18	920,000	924,950
Groupe BPCE S.A., FRN, 1.483%, 4/25/16	1,700,000	1,723,440
Intesa Sanpaolo S.p.A., 3.125%, 1/15/16	640,000	653,444
Intesa Sanpaolo S.p.A., 2.375%, 1/13/17	660,000	667,343
Lloyds Bank PLC, 2.3%, 11/27/18	630,000	634,176
Lloyds TSB Bank PLC, 4.375%, 1/12/15 (n)	1,000,000	1,006,695
Macquarie Bank Ltd., 5%, 2/22/17 (n)	1,076,000	1,159,351
Macquarie Bank Ltd., FRN, 0.863%, 10/27/17 (z)	1,900,000	1,898,875
Skandinaviska Enskilda, 1.75%, 3/19/18 (n)	480,000	479,126
SunTrust Banks, Inc., 3.5%, 1/20/17	598,000	627,893

20

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Other Banks & Diversified Financials - continued
Svenska Handelsbanken AB, 2.875%, 4/04/17	$566,000	$588,918
Svenska Handelsbanken AB, FRN, 0.683%, 3/21/16	1,290,000	1,295,395
Svenska Handelsbanken AB, FRN, 0.703%, 9/23/16	250,000	251,223
Swedbank AB, 2.125%, 9/29/17 (n)	2,462,000	2,500,331
Union Bank, 3%, 6/06/16	280,000	288,541

		$26,062,447
Personal Computers & Peripherals - 0.1%
Hewlett-Packard Co., 2.625%, 12/09/14	$610,000	$611,161

Pharmaceuticals - 1.4%
AbbVie, Inc., FRN, 0.997%, 11/06/15	$730,000	$734,089
Amgen, Inc., 2.3%, 6/15/16	440,000	449,435
Bayer U.S. Finance LLC, 1.5%, 10/06/17 (n)	1,860,000	1,866,709
Bristol-Myers Squibb Co., 0.875%, 8/01/17	1,087,000	1,074,506
Celgene Corp., 2.45%, 10/15/15	532,000	540,822
Mylan, Inc., 1.8%, 6/24/16	790,000	799,902
Mylan, Inc., 1.35%, 11/29/16	205,000	205,478
Sanofi, 1.25%, 4/10/18	1,400,000	1,389,185
Watson Pharmaceuticals, Inc., 1.875%, 10/01/17	330,000	327,101

		$7,387,227
Printing & Publishing - 0.3%
Pearson PLC, 4%, 5/17/16 (n)	$1,000,000	$1,042,174
Thomson Reuters Corp., 0.875%, 5/23/16	740,000	740,337

		$1,782,511
Real Estate - Apartment - 0.2%
ERP Operating, REIT, 5.125%, 3/15/16	$925,000	$978,842

Real Estate - Healthcare - 0.1%
Health Care REIT, Inc., 2.25%, 3/15/18	$264,000	$267,176
Ventas Realty LP, REIT, 1.55%, 9/26/16	470,000	473,680

		$740,856
Real Estate - Office - 0.2%
Mack-Cali Realty LP, 2.5%, 12/15/17	$330,000	$335,538
Vornado Realty LP, REIT, 2.5%, 6/30/19	595,000	593,986

		$929,524
Real Estate - Retail - 0.2%
Simon Property Group, Inc., REIT, 1.5%, 2/01/18 (n)	$302,000	$300,115
WEA Finance LLC/Westfield Co., REIT, 1.75%, 9/15/17 (n)	670,000	671,423

		$971,538

21

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Retailers - 0.3%
Target Corp., 2.3%, 6/26/19	$910,000	$915,041
Wesfarmers Ltd., 2.983%, 5/18/16 (n)	300,000	309,394
Wesfarmers Ltd., 1.874%, 3/20/18 (n)	421,000	420,112

		$1,644,547
Specialty Chemicals - 0.3%
Air Products & Chemicals, Inc., 2%, 8/02/16	$174,000	$177,645
Airgas, Inc., 2.95%, 6/15/16	700,000	721,373
Ecolab, Inc., 2.375%, 12/08/14	380,000	380,660
Ecolab, Inc., 1%, 8/09/15	430,000	431,384

		$1,711,062
Supermarkets - 0.2%
Tesco PLC, 2%, 12/05/14 (n)	$540,000	$540,413
Woolworths Ltd., 2.55%, 9/22/15 (n)	600,000	609,773

		$1,150,186
Supranational - 0.5%
Corporacion Andina de Fomento, 1.5%, 8/08/17	$1,300,000	$1,304,079
International Bank for Reconstruction and Development, 0.5%, 4/15/16	1,500,000	1,500,321

		$2,804,400
Telecommunications - Wireless - 0.4%
America Movil S.A.B. de C.V., 2.375%, 9/08/16	$262,000	$268,233
American Tower Trust I, REIT, 1.551%, 3/15/18 (n)	900,000	893,650
Crown Castle Towers LLC, 3.214%, 8/15/15 (n)	310,000	316,112
SBA Tower Trust, 2.898%, 10/15/19 (n)	878,000	880,333

		$2,358,328

Telephone Services - 0.2%
Qwest Corp., 6.5%, 6/01/17	$700,000	$776,281

Tobacco - 0.3%
B.A.T. International Finance PLC, 1.4%, 6/05/15 (n)	$620,000	$622,523
Imperial Tobacco Finance PLC, 2.05%, 2/11/18 (n)	371,000	370,662
Lorillard Tobacco Co., 3.5%, 8/04/16	370,000	383,684
Reynolds American, Inc., 1.05%, 10/30/15	430,000	430,820

		$1,807,689
Transportation - Services - 0.1%
ERAC USA Finance Co., 1.4%, 4/15/16 (n)	$330,000	$332,242
ERAC USA Finance Co., 2.75%, 3/15/17 (n)	302,000	311,543

		$643,785

22

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Government Agencies and Equivalents - 1.1%
Aid-Egypt, 4.45%, 9/15/15	$1,270,000	$1,315,738
Government of Ukraine, 1.844%, 5/16/19	296,000	296,888
Hashemite Kingdom of Jordan, 1.945%, 6/23/19	750,000	753,750
National Credit Union Administration, 1.4%, 6/12/15	1,500,000	1,509,945
Private Export Funding Corp., 1.875%, 7/15/18	1,120,000	1,126,069
Small Business Administration, 2.25%, 7/01/21	814,142	833,917

		$5,836,307
U.S. Treasury Obligations - 5.5%
U.S. Treasury Note, 0.625%, 9/30/17	$13,000,000	$12,885,236
U.S. Treasury Notes, 0.25%, 7/15/15	17,000,000	17,014,603

		$29,899,839
Utilities - Electric Power - 1.7%
American Electric Power Co., Inc., 1.65%, 12/15/17	$398,000	$398,919
Dominion Resources, Inc., 1.95%, 8/15/16	880,000	893,592
Duke Energy Corp., 1.625%, 8/15/17	209,000	210,256
Duke Energy Corp., FRN, 0.612%, 4/03/17	1,060,000	1,063,552
Duke Energy Indiana, Inc., FRN, 0.579%, 7/11/16	370,000	370,646
Enel Finance International S.A., 6.25%, 9/15/17 (n)	750,000	843,688
NextEra Energy Capital Holdings, Inc., 1.339%, 9/01/15	670,000	673,858
PG&E Corp., 2.4%, 3/01/19	660,000	662,458
PPL WEM Holdings PLC, 3.9%, 5/01/16 (n)	1,240,000	1,287,849
PSEG Power LLC, 2.75%, 9/15/16	360,000	370,875
Southern Co., 2.375%, 9/15/15	1,000,000	1,015,260
Southern Co., 2.45%, 9/01/18	630,000	644,531
Virginia Electric and Power Co., 1.2%, 1/15/18	700,000	694,331

		$9,129,815
Total Bonds (Identified Cost, $367,040,313)		$369,013,649

Commodity-Linked Structured Notes (n)(x) - 7.5%
Bank of America Corp. - BCOMTR Linked, FRN, 0.152%, 1/09/15	$13,000,000	$11,446,386
Credit Suisse Group AG - BCOMENTR Linked, FRN, 0.003%, 1/09/15	4,000,000	2,962,595
Credit Suisse Group AG - BCOMLITR Linked, FRN, 0.002%, 3/09/15	4,000,000	5,402,056
Deutsche Bank AG London - BCOMF3T Linked, FRN, 0.085%, 6/22/15	8,000,000	5,079,403
Deutsche Bank AG London - BCOMSOTR Linked, FRN, 0.002%, 11/12/14	4,000,000	3,129,974
JPMorgan Chase Bank N.A. - BCOMF3T Linked, FRN, 0%, 5/08/15	6,300,000	4,309,492
Morgan Stanley - BCOMENTR Linked, FRN, 0.09%, 12/08/14	2,500,000	1,898,180
Morgan Stanley - BCOMENTR Linked, FRN, 0.09%, 12/22/14	3,000,000	2,572,585
UBS AG - BCOMPRTR Linked, FRN, 0.084%, 2/24/15	5,000,000	3,693,707
Total Commodity-Linked Structured Notes (Identified Cost, $49,800,000)		$40,494,378

23

Consolidated Portfolio of Investments – continued

Short-Term Obligations (y) - 1.4%
Issuer	Shares/Par	Value ($)

Colgate Palmolive Co., 0.01%, due 11/03/14	$1,000,000	$999,997
National Australia Funding, 0.01%, due 11/03/14	1,500,000	1,499,997
Novartis Finance Corp., 0.01%, due 11/10/14	3,350,000	3,349,941
Wal-Mart Stores, Inc., 0.01%, due 11/24/14	1,730,000	1,729,934
Total Short-Term Obligations, at Amortized Cost and Value		$7,579,869

Money Market Funds - 8.4%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	45,201,631	$45,201,631
Total Investments (Identified Cost, $469,621,813)		$462,289,527

Other Assets, Less Liabilities - 14.3%		77,397,125
Net Assets - 100.0%		$539,686,652

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $160,992,197 representing 29.8% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(x)	Commodity-linked notes typically provide for interest and principal payments based on the value of a commodity indicator, such as a commodity, a commodity future or option contract, a commodity index, or some other indicator that reflects the value of a particular commodity or commodity market or the difference between one or more commodity or commodity markets. Commodity-linked notes have characteristics of instruments indirectly linked to the price of commodities and are subject to basis risk, the risk that there can be deviations in performance between the physical commodity market and the futures price, and counter party risk. Commodity-linked notes can be highly volatile and less liquid than other types of investments. These structured notes take into consideration a leverage factor of 300% on the return of the commodity indicator at the time the note is purchased, in order to limit counterparty exposure.
(y)	The rate shown represents an annualized yield at time of purchase.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Babson Ltd., CLO, “A1”, FRN, 0.455%, 1/18/21	6/24/14	$531,615	$535,281
Corpbanca, 3.875%, 9/22/19	9/16/14	550,417	558,400
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/26	10/07/14	1,601,414	1,605,880
Macquarie Bank Ltd., FRN, 0.863%, 10/27/17	10/22/14	1,900,000	1,898,875
Total Restricted Securities			$4,598,436
% of Net assets			0.9%

24

Consolidated Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

BCOMALTR	Bloomberg Aluminum Subindex Total Return, this index is composed of futures contracts on aluminum.
BCOMBOTR	Bloomberg Soybean Oil Subindex Total Return, this index is composed of futures contracts on soybean oil.
BCOMCLTR	Bloomberg WTI Crude Oil Subindex Total Return, this index is composed of composed of futures contracts on WTI crude oil. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMCNTR	Bloomberg Corn Subindex Total Return, this index is composed of futures contracts on corn. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMCTTR	Bloomberg Cotton Subindex Total Return, this index is of futures contracts on cotton. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMENTR	Bloomberg Energy Subindex Total Return, this index is composed of futures contracts on crude oil, heating oil, unleaded gasoline and natural gas.
BCOMF3T	Bloomberg Commodity Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on 19 physical commodities.
BCOMGCTR	Bloomberg Gold Subindex Total Return, this index is composed of futures contracts on gold.
BCOMHGTR	Bloomberg Copper Subindex Total Return, this index is composed of futures contracts on copper.
BCOMINTR	Bloomberg Industrial Metals Subindex Total Return, this index is composed of futures contracts on aluminum, copper, nickel and zinc.
BCOMKCTR	Bloomberg Coffee Subindex Total Return, this index is composed of futures contracts on coffee. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMLCTR	Bloomberg Live Cattle Subindex Total Return, this index is composed of futures contracts on live cattle.
BCOMLHTR	Bloomberg Lean Hogs Subindex Total Return, this index is composed of futures contracts on lean hogs. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMLITR	Bloomberg Livestock Subindex Total Return, this index is composed of futures contracts on live cattle and lean hogs.
BCOMNITR	Bloomberg Nickel Subindex Total Return, this index is composed of futures contracts on nickel. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMPRTR	Bloomberg Precious Metals Subindex Total Return, this index is composed of futures contracts on gold and silver.
BCOMRBTR	Bloomberg Unleaded Gasoline Subindex Total Return, this index is composed of composed of futures contracts on unleaded gasoline. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMSITR	Bloomberg Silver Subindex Total Return, this index is composed of futures contracts on silver.
BCOMSMT	Bloomberg Soybean Meal Subindex Total Return, this index is composed of futures contracts on soybean meal.
BCOMSOTR	Bloomberg Softs Sub-Index Total Return, this index is composed of futures contracts on coffee, cotton and sugar.
BCOMSYTR	Bloomberg Soybeans Subindex Total Return, this index is composed of futures contracts on soybeans.

25

Consolidated Portfolio of Investments – continued

BCOMTR	Bloomberg Commodity Index Total Return, this index is composed of futures contracts on nineteen physical commodities.
BCOMZSTR	Bloomberg Zinc Subindex Total Return, this index is composed of futures contracts on zinc.
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

Swap Agreements at 10/31/14

Expiration		Notional Amount	Counterparty	Cash Flows to Receive/Pay	Cash Flows to Pay	Fair Value
Asset Derivatives
Total Return Swap Agreements
7/06/15	USD	35,825,589	Goldman Sachs International	BCOMINTR (floating rate)	0.09% (floating rate)	$3,153
7/16/15	USD	7,053,770	Goldman Sachs International	BCOMENTR (floating rate)	0.12% (floating rate)	892
7/16/15	USD	21,168,900	Citibank N.A.	BCOMF3T (floating rate)	0.15% (floating rate)	51,100
8/10/15	USD	10,664,669	Goldman Sachs International	BCOMGCTR (floating rate)	0.10% (floating rate)	1,079
8/10/15	USD	5,740,757	Goldman Sachs International	BCOMINTR (floating rate)	0.09% (floating rate)	506
8/11/15	USD	4,327,774	Citibank N.A.	BCOMSMT (floating rate)	0.22% (floating rate)	1,029,957
8/11/15	USD	4,903,255	Citibank N.A.	BCOMZSTR (floating rate)	0.09% (floating rate)	86,925
8/11/15	USD	4,698,491	Goldman Sachs International	BCOMBOTR (floating rate)	0.20% (floating rate)	800
8/11/15	USD	4,638,274	Goldman Sachs International	BCOMHGTR (floating rate)	0.11% (floating rate)	489
8/18/15	USD	4,244,100	Citibank N.A.	BCOMSMT (floating rate)	0.25% (floating rate)	1,010,052
8/18/15	USD	4,468,627	Goldman Sachs International	BCOMGCTR (floating rate)	0.09% (floating rate)	414
8/18/15	USD	2,104,581	Goldman Sachs International	BCOMLHTR (floating rate)	0.20% (floating rate)	413
8/18/15	USD	2,647,885	Goldman Sachs International	BCOMLCTR (floating rate)	0.20% (floating rate)	475
8/18/15	USD	4,792,499	Goldman Sachs International	BCOMSYTR (floating rate)	0.18% (floating rate)	700
8/18/15	USD	3,843,225	JPMorgan Chase Bank N.A	BCOMSITR (floating rate)	0.10% (floating rate)	400
8/18/15	USD	2,543,423	JPMorgan Chase Bank N.A	BCOMALTR (floating rate)	0.09% (floating rate)	1,896

26

Consolidated Portfolio of Investments – continued

Swap Agreements at 10/31/14 - continued

Expiration		Notional Amount	Counterparty	Cash Flows to Receive/Pay	Cash Flows to Pay	Fair Value
Asset Derivatives - continued
Total Return Swap Agreements - continued
9/01/15	USD	20,987,638	Goldman Sachs International	BCOMPRTR (floating rate)	0.10% (floating rate)	$2,135
9/01/15	USD	22,269,293	JPMorgan Chase Bank N.A	BCOMF3T (floating rate)	0.13% (floating rate)	2,767
9/08/15	USD	39,103,486	JPMorgan Chase Bank N.A	BCOMENTR (floating rate)	0.09% (floating rate)	3,844
9/28/15	USD	15,478,432	Goldman Sachs International	BCOMTR (floating rate)	0.10% (floating rate)	1,528
9/28/15	USD	5,496,784	JPMorgan Chase Bank N.A	BCOMGCTR (floating rate)	0.10% (floating rate)	555
10/05/15	USD	5,562,857	Citibank N.A.	BCOMCNTR (floating rate)	0.18% (floating rate)	961,178
10/05/15	USD	6,739,223	Goldman Sachs International	BCOMSYTR (floating rate)	0.18% (floating rate)	979
10/05/15	USD	4,871,124	JPMorgan Chase Bank N.A	BCOMSMT (floating rate)	0.30% (floating rate)	1,055
10/13/15	USD	11,011,259	Citibank N.A.	BCOMINTR (floating rate)	0.09% (floating rate)	228,349
10/13/15	USD	10,449,991	Goldman Sachs International	BCOMLITR (floating rate)	0.22% (floating rate)	2,116
10/13/15	USD	4,662,202	JPMorgan Chase Bank N.A	BCOMRBTR (floating rate)	0.09% (floating rate)	467
10/13/15	USD	5,845,861	JPMorgan Chase Bank N.A	BCOMCLTR (floating rate)	0.09% (floating rate)	585
10/26/15	USD	7,859,664	JPMorgan Chase Bank N.A	BCOMKCTR (floating rate)	0.15% (floating rate)	1,134
10/26/15	USD	3,089,204	JPMorgan Chase Bank N.A	BCOMCTTR (floating rate)	0.20% (floating rate)	538
10/30/15	USD	47,877,296	Goldman Sachs International	BCOMF3T (floating rate)	0.13% (floating rate)	5,540
11/16/15	USD	17,819,113	Morgan Stanley Capital Services, Inc.	BCOMF3T (floating rate)	0.30% (floating rate)	3,421

						$3,405,442

Liability Derivatives
Total Return Swap Agreements
7/09/15	USD	15,006,842	Citibank N.A.	BCOMENTR (floating rate)	0.12% (floating rate)	$(513,209)
8/10/15	USD	16,201,350	Citibank N.A.	BCOMF3T (floating rate)	0.15% (floating rate)	(87,326)
8/18/15	USD	4,294,550	Citibank N.A.	BCOMNITR (floating rate)	0.09% (floating rate)	(88,106)

						$(688,641)

27

Consolidated Portfolio of Investments – continued

At October 31, 2014, the fund had cash collateral of $21,260,000 to cover any commitments for certain derivative contracts.

See Notes to Consolidated Financial Statements

28

Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At 10/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $424,420,182)	$417,087,896
Underlying affiliated funds, at cost and value	45,201,631
Total investments, at value (identified cost, $469,621,813)	$462,289,527
Cash	59,640,903
Restricted cash	21,260,000
Receivables for
Due from broker	3,605,280
Fund shares sold	1,146,094
Interest	1,319,555
Swaps, at value	3,405,442
Total assets	$552,666,801
Liabilities
Payables for
Investments purchased	$2,535,931
Due to broker	8,760,332
TBA purchase commitments	772,881
Fund shares reacquired	54,936
Swaps, at value	688,641
Payable to affiliates
Investment adviser	19,789
Shareholder servicing costs	77
Distribution and service fees	1
Payable for independent Trustees’ compensation	10
Accrued expenses and other liabilities	147,551
Total liabilities	$12,980,149
Net assets	$539,686,652
Net assets consist of
Paid-in capital	$610,313,725
Unrealized appreciation (depreciation) on investments	(4,615,485)
Accumulated net realized gain (loss) on investments	(66,932,526)
Undistributed net investment income	920,938
Net assets	$539,686,652
Shares of beneficial interest outstanding	68,331,500

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$96,584	12,254	$7.88
Class I	79,903	10,120	7.90
Class R5	539,510,165	68,309,126	7.90

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.36 [100 / 94.25 x $7.88]. Redemption price per share was equal to the net asset value per share for Classes I and R5.

See Notes to Consolidated Financial Statements

29

Financial Statements

CONSOLIDATED STATEMENTS OF OPERATIONS

These statements describes how much your fund earned in investment income and accrued in expenses. These statements also describe any gains and/or losses generated by fund operations.

	Period ended 10/31/14 (z)	Year ended 4/30/14
Net investment income
Income
Interest	$2,444,636	$4,739,521
Dividends from underlying affiliated funds	25,035	29,116
Foreign taxes withheld	(102)	—
Total investment income	$2,469,569	$4,768,637
Expenses
Management fee	$2,065,950	$3,584,232
Distribution and service fees	133	266
Shareholder servicing costs	87	206
Administrative services fee	42,986	68,047
Independent Trustees’ compensation	6,159	9,632
Custodian fee	33,548	51,638
Shareholder communications	6,611	8,751
Audit and tax fees	91,978	65,103
Legal fees	72,282	12,117
Miscellaneous	38,270	60,617
Total expenses	$2,358,004	$3,860,609
Fees paid indirectly	(165)	(452)
Reduction of expenses by investment adviser	(14,329)	(10,510)
Net expenses	$2,343,510	$3,849,647
Net investment income	$126,059	$918,990
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$(5,615,245)	$(23,707,018)
Futures contracts	—	115,014
Swap agreements	(32,615,137)	—
Net realized gain (loss) on investments	$(38,230,382)	$(23,592,004)
Change in unrealized appreciation (depreciation)
Investments	$(53,124,665)	$44,769,826
Futures contracts	—	48,908
Swap agreements	2,716,801	—
Net unrealized gain (loss) on investments	$(50,407,864)	$44,818,734
Net realized and unrealized gain (loss) on investments	$(88,638,246)	$21,226,730
Change in net assets from operations	$(88,512,187)	$22,145,720

(z)	For the period May 1, 2014 through October 31, 2014. On June 10, 2014, the fund changed its fiscal year-end from April 30 to October 31.

See Notes to Consolidated Financial Statements

30

Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Period ended 10/31/14 (z)	Year ended 4/30/14	Year ended 4/30/13
Change in net assets
From operations
Net investment income	$126,059	$918,990	$1,288,729
Net realized gain (loss) on investments	(38,230,382)	(23,592,004)	(6,853,708)
Net unrealized gain (loss) on investments	(50,407,864)	44,818,734	(10,590,468)
Change in net assets from operations	$(88,512,187)	$22,145,720	$(16,155,447)
Distributions declared to shareholders
From net investment income	$—	$(2,800,083)	$(3,125,131)
Change in net assets from fund share transactions	$80,976,583	$114,081,738	$108,427,742
Total change in net assets	$(7,535,604)	$133,427,375	$89,147,164
Net assets
At beginning of period	547,222,256	413,794,881	324,647,717
At end of period (including undistributed net investment income of $920,938, $343,546, and $914,046, respectively)	$539,686,652	$547,222,256	$413,794,881

(z)	For the period May 1, 2014 through October 31, 2014. On June 10, 2014, the fund changed its fiscal year-end from April 30 to October 31.

See Notes to Consolidated Financial Statements

31

Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended 10/31/14 (z)		Years ended 4/30				Period ended 4/30/11 (c)
			2014		2013	2012
Net asset value, beginning of period	$9.28		$9.09		$9.57	$14.49	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)		$(0.00	)(w)	$0.01	$0.01	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.39)		0.22		(0.43)	(2.99)	4.53
Total from investment operations	$(1.40)		$0.22		$(0.42)	$(2.98)	$4.51
Less distributions declared to shareholders
From net investment income	$—		$(0.03)		$(0.06)	$(0.08)	$(0.02)
From net realized gain on investments	—		—		—	(1.86)	—
Total distributions declared to shareholders	$—		$(0.03)		$(0.06)	$(1.94)	$(0.02)
Net asset value, end of period (x)	$7.88		$9.28		$9.09	$9.57	$14.49
Total return (%) (r)(s)(t)(x)	(15.09	)(n)	2.40		(4.38)	(19.96)	45.09	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	(a)	1.06		1.07	1.08	1.06	(a)
Expenses after expense reductions (f)	1.10	(a)	1.05		1.07	1.08	1.06	(a)
Net investment income (loss)	(0.20	)(a)	(0.05)		0.13	0.11	(0.18	)(a)
Portfolio turnover	21	(n)	43		54	70	30	(n)
Net assets at end of period (000 omitted)	$97		$114		$111	$116	$145

See Notes to Consolidated Financial Statements

32

Consolidated Financial Highlights – continued

Class I	Period ended 10/31/14 (z)		Years ended 4/30			Period ended 4/30/11 (c)
			2014	2013	2012
Net asset value, beginning of period	$9.28		$9.10	$9.57	$14.50	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.02	$0.05	$0.04	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(1.38)		0.21	(0.43)	(3.00)	4.52
Total from investment operations	$(1.38)		$0.23	$(0.38)	$(2.96)	$4.53
Less distributions declared to shareholders
From net investment income	$—		$(0.05)	$(0.09)	$(0.11)	$(0.03)
From net realized gain on investments	—		—	—	(1.86)	—
Total distributions declared to shareholders	$—		$(0.05)	$(0.09)	$(1.97)	$(0.03)
Net asset value, end of period (x)	$7.90		$9.28	$9.10	$9.57	$14.50
Total return (%) (r)(s)(x)	(14.87	)(n)	2.56	(4.03)	(19.78)	45.38	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	(a)	0.81	0.81	0.83	0.82	(a)
Expenses after expense reductions (f)	0.85	(a)	0.80	0.81	0.83	0.82	(a)
Net investment income (loss)	0.05	(a)	0.20	0.50	0.37	0.06	(a)
Portfolio turnover	21	(n)	43	54	70	30	(n)
Net assets at end of period (000 omitted)	$80		$94	$92	$324,532	$286,514

Class R5	Period ended 10/31/14 (z)		Years ended 4/30
			2014	2013 (i)
Net asset value, beginning of period	$9.29		$9.10	$10.03
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)	$0.02	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(1.39)		0.22	(0.86	)(g)
Total from investment operations	$(1.39)		$0.24	$(0.84)
Less distributions declared to shareholders
From net investment income	$—		$(0.05)	$(0.09)
Net asset value, end of period (x)	$7.90		$9.29	$9.10
Total return (%) (r)(s)(x)	(14.96	)(n)	2.67	(8.44	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	(a)	0.81	0.82	(a)
Expenses after expense reductions (f)	0.85	(a)	0.81	0.82	(a)
Net investment income (loss)	0.05	(a)	0.19	0.31	(a)
Portfolio turnover	21	(n)	43	54
Net assets at end of period (000 omitted)	$539,510		$547,015	$413,592

See Notes to Consolidated Financial Statements

33

Consolidated Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, June 2, 2010, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales and fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, September 4, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount and ratio were less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(z)	For the period May 1, 2014 through October 31, 2014. On June 10, 2014, the fund changed its fiscal year-end from April 30 to October 31.

See Notes to Consolidated Financial Statements

34

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Business and Organization

During the reporting period, MFS Commodity Strategy Fund (the fund) was a diversified series of MFS Series Trust XV (the trust). The fund became a non-diversified series of the trust on or about May 9, 2014. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

On June 10, 2014, the fund changed its year-end from April 30 to October 31, and consolidated financial statements are thus being presented for the period May 1, 2014 through October 31, 2014. References hereinafter to the period ended October 31, 2014 are to the six-month period commencing on May 1, 2014.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

In addition to its direct investments in commodity-linked notes, the fund may invest up to 25% of its assets (at the time of purchase) in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary has the same objective, strategies, and restrictions as the fund, except that it gains exposure to the commodities market for the Subsidiary by investing primarily in commodity-linked futures, options, and swaps, instead of commodity linked-notes. The Subsidiary may also invest in debt securities. The fund’s initial investment in the Subsidiary occurred on May 16, 2014. As of October 31, 2014, the Subsidiary’s net assets were $84,196,044 which represented 15.6% of the fund’s net assets. The fund’s financial statements have been consolidated and include the accounts of the fund and the Subsidiary.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in commodity-linked structured notes as part of its principal investment strategy. These structured notes are subject to prepayment, basis and counterparty risks. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings,

35

Notes to Consolidated Financial Statements – continued

and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily

36

Notes to Consolidated Financial Statements – continued

available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as swap agreements.

37

Notes to Consolidated Financial Statements – continued

The following is a summary of the levels used as of October 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$35,736,146	$—	$35,736,146
Non-U.S. Sovereign Debt	—	25,701,801	—	25,701,801
Municipal Bonds	—	1,414,098	—	1,414,098
U.S. Corporate Bonds	—	135,393,698	—	135,393,698
Residential Mortgage-Backed Securities	—	12,214,215	—	12,214,215
Commercial Mortgage-Backed Securities	—	2,838,019	—	2,838,019
Asset-Backed Securities (including CDOs)	—	44,313,151	—	44,313,151
Foreign Bonds	—	111,402,521	—	111,402,521
Commodity Linked Structured Notes	—	40,494,378	—	40,494,378
Short Term Securities	—	7,579,869	—	7,579,869
Mutual Funds	45,201,631	—	—	45,201,631
Total Investments	$45,201,631	$417,087,896	$—	$462,289,527

Other Financial Instruments
Swap Agreements	$—	$2,716,801	$—	$2,716,801

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2014 as reported in the Consolidated Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Commodity	Total Return Swap	$3,405,442	$(688,641)

38

Notes to Consolidated Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the period ended October 31, 2014 as reported in the Consolidated Statements of Operations:

Risk	Swap Agreements
Commodity	$(32,615,137)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2014 as reported in the Consolidated Statements of Operations:

Risk	Futures Contracts
Interest Rate	$115,014

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the period ended October 31, 2014 as reported in the Consolidated Statements of Operations:

Risk	Swap Agreements
Commodity	$2,716,801

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2014 as reported in the Consolidated Statements of Operations:

Risk	Futures Contracts
Interest Rate	$48,908

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives

39

Notes to Consolidated Financial Statements – continued

traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of October 31, 2014:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$—
Swaps, at value	3,405,442	(688,641)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Consolidated Statement of Assets & Liabilities	$3,405,442	$(688,641)
Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	—	—
Total Gross Amount of Derivative Assets and Liabilites Subject to a Master Netting Agreement or Similar Arrangement	$3,405,442	$(688,641)

(a)	The amount presented here represents the fund’s current day variation margin for futures contracts. This amount, which is recognized within the fund’s Consolidated Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2014:

		Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Citibank N.A.	$3,367,561	(688,641)	—	—	$2,678,920
Goldman Sachs International	21,219	—	—	—	21,219
JPMorgan Chase Bank N.A.	13,241	—	—	—	13,241
Morgan Stanley Capital Services, Inc.	3,421	—	—	—	3,421
Total	$3,405,442	(688,641)	—	—	$2,716,801

40

Notes to Consolidated Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2014:

		Amounts Not Offset in the Consolidated Statement of Assets & Liabilties
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Citibank N.A.	$(688,641)	688,641	—	—	$—

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the swap agreement is novated to a central counterparty (the “clearinghouse”) immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap

41

Notes to Consolidated Financial Statements – continued

agreements in the Consolidated Statements of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Consolidated Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Consolidated Statements of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Consolidated Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Consolidated Statements of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. For uncleared swaps, that risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. Although not covered by an ISDA Master Agreement, the fund’s counterparty risk due to cleared swaps is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into total return swap agreements which involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. The fund may enter into total return swap agreements on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities.

Commodity-Linked Structured Notes – The fund invests in commodity-linked structured notes to provide exposure to the investment returns of the commodities markets without investing directly in commodities. The fund will not invest directly in commodities. A structured note is a type of debt instrument in which an issuer borrows money from the investor, in this case the fund, and pays back the principal adjusted for performance of the underlying index less a fee. The structured notes may be leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are subject to prepayment, basis, and counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the

42

Notes to Consolidated Financial Statements – continued

fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only a limited recovery or may obtain no recovery in such circumstances. There is additional risk that the issuer or counterparty may be unable or unwilling to make timely payments of interest or principal. To partially mitigate this risk, MFS typically enters into these transactions with counterparties whose credit rating is investment grade. The structured notes have an automatic redemption feature if the underlying index declines from the entrance date by the amount specified in the agreement. The fund has the option to request prepayment from the issuer at any time. The issuer of the structured note may, under certain circumstances, call back the securities on a date earlier than the maturity date. The net cash payments exchanged, which might require calculation by the issuer or its affiliates, are recorded as a realized gain or loss on investments in the Consolidated Statements of Operations. The value of the structured note, which is adjusted daily, is recorded in the Consolidated Statement of Assets and Liabilities. The daily change in value is recorded as unrealized appreciation or depreciation on investments in the Consolidated Statements of Operations. The fund records a realized gain or loss when a structured note is sold or matures.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Consolidated Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Consolidated Statements of Operations.

43

Notes to Consolidated Financial Statements – continued

The fund invests a significant portion of its assets in asset-backed and/or mortgagebacked securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgagebacked securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Consolidated Statement of Assets and Liabilities as restricted cash. Securities

44

Notes to Consolidated Financial Statements – continued

pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. These amounts, for the period ended October 31, 2014 and year ended April 30, 2014, are shown as a reduction of total expenses in the Consolidated Statements of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and controlled foreign corporations.

The tax character of distributions declared to shareholders for the last three fiscal years is as follows:

	10/31/14 (z)	4/30/14	4/30/13
Ordinary income (including any short-term capital gains)	$—	$2,800,083	$3,125,131

(z)	For the period May 1, 2014 through October 31, 2014. On June 10, 2014, the fund changed its fiscal year-end from April 30 to October 31.

45

Notes to Consolidated Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/14
Cost of investments	$470,885,356
Gross appreciation	3,478,188
Gross depreciation	(12,074,017)
Net unrealized appreciation (depreciation)	$(8,595,829)
Undistributed ordinary income	920,938
Capital loss carryforwards	(65,668,983)
Other temporary differences	2,716,801

As of October 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(65,668,983)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Consolidated Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Period ended 10/31/14 (z)	Year ended 4/30/14	Year ended 4/30/13 (i)
Class A	$—	$319	$770
Class I	—	485	874
Class R5	—	2,799,279	3,123,487
Total	$—	$2,800,083	$3,125,131

(i)	For Class R5, the period is from inception, September 4, 2012, through the stated period end.
(z)	For the period May 1, 2014 through October 31, 2014. On June 10, 2014, the fund changed its fiscal year-end from April 30 to October 31.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement will continue

46

Notes to Consolidated Financial Statements – continued

until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2016. For the period ended October 31, 2014 and year ended April 30, 2014, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period ended October 31, 2014 and year ended April 30, 2014, these management fee reductions amounted to $13,773 and $9,598, respectively, which are included in the reduction of total expenses in the Consolidated Statements of Operations. The management fee incurred for the period ended October 31, 2014 and year ended April 30, 2014 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $0 for the period ended October 31, 2014 and year ended April 30, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund. Class A was not available for sale during the period ended October 31, 2014 and year ended April 30, 2014.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Period ended 10/31/14 (z) Annual Effective Rate (e)	Year ended 4/30/14 Annual Effective Rate (e)	Period ended 10/31/14 (z) Distribution and Service Fee	Year ended 4/30/14 Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	0.25%	$133	$266

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended October 31, 2014 and year ended April 30, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of the Class A 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the period ended October 31, 2014 and year ended April 30, 2014, the rebate amount was $0 for Class A.
(z)	For the period May 1, 2014 through October 31, 2014. On June 10, 2014, the fund changed its fiscal year-end from April 30 to October 31.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased

47

Notes to Consolidated Financial Statements – continued

prior to August 1, 2012. There were no contingent deferred sales charges imposed during the period ended October 31, 2014 and year ended April 30, 2014.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC may receive payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the period ended October 31, 2014 and year ended April 30, 2014, out-of-pocket expenses amounted to $87 and $206, respectively. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended October 31, 2014 and year ended April 30, 2014 were equivalent to an annual effective rate of 0.0156% and 0.0142%, respectively, of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. Frank L. Tarantino serves as the ICC and is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the period ended October 31, 2014 and year ended April 30, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $972 and $2,627, respectively, and are included in “Miscellaneous” expense in the Consolidated Statements of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $556 for the period ended October 31, 2014 and $912 for the year ended April 30, 2014, which is included in the reduction of total expenses in the Consolidated Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support,

48

Notes to Consolidated Financial Statements – continued

and supplies provided to the ICCO and Assistant ICCO. On October 31, 2014, Mr. Tarantino resigned as ICCO and the service agreement between the funds and Tarantino LLC for the services of an ICCO was terminated. Effective November 1, 2014, the funds entered into a service agreement which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO). Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Consolidated Statements of Operations. This money market fund does not pay a management fee to MFS.

On September 11, 2013, MFS redeemed 10,059 shares of Class R5 for an aggregate amount of $87,312.

At October 31, 2014 and April 30, 2014, MFS held 100% of the outstanding shares of Class A and Class I.

(4) Portfolio Securities

For the period ended October 31, 2014, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$17,720,616	$3,930,579
Investments (non-U.S. Government securities)	$81,281,315	$159,993,486

For the year ended April 30, 2014, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$23,729,316	$8,559,688
Investments (non-U.S. Government securities)	$295,229,973	$182,718,814

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 10/31/14 (z)		Year ended 4/30/14		Year ended 4/30/13 (i)
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class I	—	$—	—	$—	1,811,410	$16,561,122
Class R5	9,937,157	85,525,747	16,441,431	140,708,665	46,425,822	461,257,689
	9,937,157	$85,525,747	16,441,431	$140,708,665	48,237,232	$477,818,811

49

Notes to Consolidated Financial Statements – continued

	Period ended 10/31/14 (z)		Year ended 4/30/14		Year ended 4/30/13 (i)
	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	38	$319	81	$726
Class I	—	—	56	485	92	874
Class R5	—	—	329,715	2,799,279	328,442	3,123,487
	—	$—	329,809	$2,800,083	328,615	$3,125,087

Shares reacquired
Class I	—	$—	—	$—	(35,711,580)	$(359,783,340)
Class R5	(530,661)	(4,549,164)	(3,318,838)	(29,427,010)	(1,303,942)	(12,732,816)
	(530,661)	$(4,549,164)	(3,318,838)	$(29,427,010)	(37,015,522)	$(372,516,156)

Net change
Class A	—	$—	38	$319	81	$726
Class I	—	—	56	485	(33,900,078)	(343,221,344)
Class R5	9,406,496	80,976,583	13,452,308	114,080,934	45,450,322	451,648,360
	9,406,496	$80,976,583	13,452,402	$114,081,738	11,550,325	$108,427,742

(i)	For Class R5, the period is from inception, September 4, 2012, through the stated period end.
(z)	For the period May 1, 2014 through October 31, 2014. On June 10, 2014, the fund changed its fiscal year-end from April 30 to October 31.

On September 7, 2012, certain Class I shares were automatically converted to Class R5 shares. Shareholders of certain Class I shares became shareholders of Class R5 and received Class R5 shares with a total net asset value equal to their Class I shares at the time of the conversion. Class A, Class B, Class C, Class R1, Class R2, Class R3, and Class R4 shares were not available for sale during the period. During the period, the fund’s Class I shares and Class R5 shares were available for sale only to funds distributed by MFD that invest primarily in shares of other MFS funds (“MFS fund-of-funds”). Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. Except for the fund’s investment in the Subsidiary, MFS funds generally do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, and the MFS Lifetime 2040 Fund were the owners of record of approximately 36%, 34%, 15%, 5%, 3% and 2% respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2015 Fund, MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Global Multi-Asset Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

50

Notes to Consolidated Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the period ended October 31, 2014 and year ended April 30, 2014, the fund’s commitment fees were $909 and $1,966, respectively, and interest expenses were $0 and $0, respectively, and are included in “Miscellaneous” expense in the Consolidated Statements of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

	Period ended 10/31/14 (z)
Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	15,343,423	194,512,979	(164,654,771)	45,201,631

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$25,035	$45,201,631

	Year ended 4/30/14
Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	22,744,992	166,108,855	(173,510,424)	15,343,423

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$29,116	$15,343,423

(z)	For the period May 1, 2014 through October 31, 2014. On June 10, 2014, the fund changed its fiscal year-end from April 30 to October 31.

51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Commodity Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of MFS Commodity Strategy Fund (one of the series of MFS Series Trust XV) and subsidiary (the “Fund”) as of October 31, 2014, and the related consolidated statements of operations for the six months ended October 31, 2014 and for the year ended April 30, 2014, the statements of changes in net assets for the six months ended October 31, 2014 and for each of the two years in the period ended April 30, 2014, and the consolidated financial highlights for each of the periods presented. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether these consolidated financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Commodity Strategy Fund and subsidiary as of October 31, 2014, the results of their operations for the six months ended October 31, 2014 and for the year ended April 30, 2014, the changes in their net assets for the six months ended October 31, 2014 and for each of the two years in the period ended April 30, 2014, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

52

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK(investment management), Director (until 2014)	N/A

53

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

54

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

55

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

56

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
James Calmas Benjamin Nastou Natalie Shapiro

57

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

58

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period ended December 31, 2013 relative to the Lipper performance universe. The Fund commenced operations in June 2010; therefore no performance data for the five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by

59

Board Review of Investment Advisory Agreement – continued

Lipper Inc. The Trustees considered that MFS applies an active management and sector allocation approach for the Fund, using quantitative analysis, which requires greater management resources than a more passively managed fund that also provides exposure to the commodities markets. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

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Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

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PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015.

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rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

63

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

64

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2014

MFS® GLOBAL ALTERNATIVE STRATEGY FUND

(formerly MFS® Diversified Target Return Fund)

DTR-ANN

MFS® GLOBAL ALTERNATIVE STRATEGY FUND

(formerly MFS® Diversified Target Return Fund)

Note to Shareholders: Effective February 1, 2014, the fund’s name changed from MFS Diversified Target Return Fund to MFS Global Alternative Strategy Fund.

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy stands on much firmer ground than the rest of the world, expanding at an annualized pace of more than 3%. The U.S. Federal Reserve has ended its “QE3”

bond-purchasing program as the labor market has regained momentum amid other positive indicators. Improved consumer confidence and falling gasoline prices are expected to continue propelling demand for products and services heading into the end of the year.

In contrast, all other major economic regions continue to struggle. The eurozone economy is barely expanding, and deflation threatens the bloc. The European Central Bank has made several attempts to stimulate the region’s economy, but has so far held back from large-scale asset purchases, including government bonds.

Japan continues to try to strengthen its economy. After making early progress at ending deflation and stimulating growth last year, the country hit a setback last spring when the sales tax increase was introduced, causing the need for recent additional monetary stimulus. China continues to struggle, and its growth rate is projected to continue to slow as it transitions to a more sustainable economy.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

We understand that these are challenging economic times. Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

December 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Tactical Overlay (b)	Net Market Exposure (c)
Fixed Income	U.S.	15.2%	17.7%	32.9%
	Emerging Markets	0.6%	14.1%	14.7%
	Asia/Pacific ex-Japan	0.1%	7.1%	7.2%
	United Kingdom	0.2%	5.3%	5.5%
	Europe ex-U.K.	0.5%	1.7%	2.2%
	North America ex-U.S.	0.3%	0.0%	0.3%
	Japan	0.2%	0.0%	0.2%
	Developed - Middle East/Africa	0.1%	0.0%	0.1%
Equity	Emerging Markets	2.1%	7.4%	9.5%
	U.S. Small/Mid Cap	20.7%	(12.3)%	8.4%
	Europe ex-U.K.	8.1%	(0.2)%	7.9%
	U.S. Large Cap	26.5%	(20.6)%	5.9%
	Japan	3.6%	2.2%	5.8%
	United Kingdom	5.4%	(0.3)%	5.1%
	North America ex-U.S.	0.6%	2.4%	3.0%
	Developed - Middle East/Africa	0.2%	0.0%	0.2%
	Asia/Pacific ex-Japan	1.3%	(6.8)%	(5.5)%
Cash	Cash & Equivalents (d)	5.8%	(4.7)%	1.1%
	Derivative Offsets (e)	0.1%	(4.6)%	(4.5)%

Top ten holdings (c)
CDX North America Investment Grade Index - 1.00 DEC 20 19	28.7%
CDX Emerging Markets Index - 1.00 DEC 20 19	14.1%
DJ Euro Stoxx 50 Index Future - DEC 19 14	5.8%
MSCI Taiwan Index Future - NOV 27 14	4.8%
E-mini Consumer Staples Select Index Future - DEC 19 14	(4.8)%
ASX SPI 200 Index Future - DEC 18 14	(5.2)%
E-mini S&P MidCap 400 Index Future - DEC 19 14	(5.8)%
E-mini Russell 2000 Index Future - DEC 19 14	(6.5)%
U.S. Treasury Note 10 yr Future - DEC 19 14	(11.0)%
S&P 500 Index Future - DEC 18 14	(20.9)%

Portfolio Composition – continued

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Equivalents includes cash, other assets (excluding interest receivable) less liabilities, short term securities, payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
(e)	Derivative Offsets represent the offsetting of the leverage produced by the fund’s derivative positions.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 10/31/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS and UBS Global Asset Management (Americas), Inc. (“UBS”), the fund’s subadviser, seek to achieve a total rate of return for the MFS Global Alternative Strategy Fund (“fund”) that meets or exceeds the Citigroup 1-Month U.S. Treasury Bill Index plus 2% to 4%, net of fund expenses, over a full market cycle. There is no assurance that the fund will meet this target over the long term or for any year or period of years.

MFS and UBS seek to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of U.S. and foreign equity securities and debt instruments and (2) a tactical asset allocation overlay to manage the fund’s exposure to asset classes, markets, and currencies primarily using derivatives.

The fund’s investment strategy attempts to separate security selection decisions from asset class, market, and currency exposure decisions. As a result, MFS’ contribution to the fund’s return will primarily be a function of the quality of its individual security selection compared to securities in the applicable market and UBS’ contribution will primarily be a function of the quality of its tactical asset allocation overlay.

For the twelve months ended October 31, 2014, Class A shares of the MFS Global Alternative Strategy Fund provided a total return of 4.93%, at net asset value. This compares with a return of 0.69% for the fund’s benchmark, the Barclays 1-3 Year U.S. Treasury Bond Index. For the same period, the Citigroup 1-Month U.S. Treasury Bill Index generated a total return of 0.03%.

Market Environment

Prior to the reporting period, the decision by the US Federal Reserve (“Fed”) to postpone the tapering of its quantitative easing (“QE”) program surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government (from October 1 through 16, 2013) and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

As the period progressed, financial markets were forced to contend with a series of positive and negative return episodes. Geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with

Management Review – continued

fresh stimulus measures given lackluster growth trends and the related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Factors Affecting Performance

Overall, security selection contributed to performance, particularly within the international value and quant growth segments and outweighed weakness in the small and large cap growth market segments.

The derivatives overlay used to tactically manage the fund’s allocation across and within equity and fixed income markets contributed to performance during the reporting period. The fund benefited throughout the period from a long position in equity markets.

The derivatives overlay used to tactically manage the currency allocation of the fund also aided performance led by short exposures to both the New Zealand dollar and Australian dollar which offset weak results from a long exposure to the Japanese yen.

Respectfully,

Curt Custard	Jonathan Davies	Andreas Koester
Portfolio Manager	Portfolio Manager	Portfolio Manager

Benjamin Nastou	Natalie Shapiro
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective February 1, 2014, the fund’s name changed from MFS Diversified Target Return Fund to MFS Global Alternative Strategy Fund. Effective April 30, 2014, Benjamin Nastou replaced Joseph Flaherty as a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 10/31/14

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	Life (t)
A	12/20/07	4.93%	6.32%	2.95%
B	12/20/07	4.10%	5.52%	2.22%
C	12/20/07	4.12%	5.52%	2.20%
I	12/20/07	5.18%	6.58%	3.23%
R1	12/20/07	4.14%	5.52%	2.20%
R2	12/20/07	4.64%	6.03%	2.71%
R3	12/20/07	4.87%	6.30%	2.97%
R4	12/20/07	5.13%	6.59%	3.24%
R5	12/20/07	5.20%	6.56%	3.21%
Comparative benchmarks
Barclays 1-3 Year U.S. Treasury Bond Index (f)		0.69%	1.05%	1.90%
Citigroup 1-Month U.S. Treasury Bill Index (f)		0.03%	0.06%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(1.10)%	5.07%	2.07%
B With CDSC (Declining over six years from 4% to 0%) (v)		0.10%	5.19%	2.22%
C With CDSC (1% for 12 months) (v)		3.12%	5.52%	2.20%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Barclays 1-3 Year U.S. Treasury Bond Index – measures the performance of Public obligations of the U.S. Treasury with a remaining maturity from 1 up to (but not including) 3 years.

Citigroup 1-Month U.S. Treasury Bill Index – a market capitalization-weighted index that is designed to measure the performance of public obligations of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2014 through October 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/14	Ending Account Value 10/31/14	Expenses Paid During Period (p) 5/01/14-10/31/14
A	Actual	1.41%	$1,000.00	$1,035.99	$7.24
	Hypothetical (h)	1.41%	$1,000.00	$1,018.10	$7.17
B	Actual	2.17%	$1,000.00	$1,031.72	$11.11
	Hypothetical (h)	2.17%	$1,000.00	$1,014.27	$11.02
C	Actual	2.16%	$1,000.00	$1,030.72	$11.06
	Hypothetical (h)	2.16%	$1,000.00	$1,014.32	$10.97
I	Actual	1.16%	$1,000.00	$1,036.64	$5.95
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90
R1	Actual	2.17%	$1,000.00	$1,031.84	$11.11
	Hypothetical (h)	2.17%	$1,000.00	$1,014.27	$11.02
R2	Actual	1.66%	$1,000.00	$1,033.37	$8.51
	Hypothetical (h)	1.66%	$1,000.00	$1,016.84	$8.44
R3	Actual	1.42%	$1,000.00	$1,034.99	$7.28
	Hypothetical (h)	1.42%	$1,000.00	$1,018.05	$7.22
R4	Actual	1.17%	$1,000.00	$1,036.61	$6.01
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96
R5	Actual	1.06%	$1,000.00	$1,036.47	$5.44
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 68.2%
Issuer	Shares/Par	Value ($)

Aerospace - 1.1%
BE Aerospace, Inc. (a)	2,112	$157,237
Boeing Co.	2,076	259,313
FLIR Systems, Inc.	2,402	80,539
General Dynamics Corp.	2,191	306,214
Honeywell International, Inc.	884	84,970
Huntington Ingalls Industries, Inc.	3,368	356,402
Lockheed Martin Corp.	2,082	396,767
MTU Aero Engines AG	883	77,313
Northrop Grumman Corp.	4,988	688,144
Precision Castparts Corp.	288	63,562
Rolls-Royce Holdings PLC	49,632	669,311
Saab AB, “B”	5,346	144,435
TransDigm Group, Inc.	1,699	317,764
Triumph Group, Inc.	1,430	99,571
United Technologies Corp.	8,312	889,384

		$4,590,926
Airlines - 0.3%
Alaska Air Group, Inc.	1,722	$91,662
Copa Holdings S.A., “A”	6,402	748,522
Delta Air Lines, Inc.	2,873	115,581
Stagecoach Group PLC	41,258	255,422

		$1,211,187
Alcoholic Beverages - 1.0%
Constellation Brands, Inc., “A” (a)	2,746	$251,369
Diageo PLC, ADR	4,481	528,624
Heineken N.V.	11,500	858,765
Molson Coors Brewing Co.	6,799	505,710
Pernod Ricard S.A.	16,668	1,897,212

		$4,041,680
Apparel Manufacturers - 1.1%
Adidas AG	2,333	$169,715
Christian Dior S.A.	925	163,616
Gerry Weber International AG	5,290	212,332
Global Brands Group Holding Ltd. (a)	224,000	49,681
Hanesbrands, Inc.	3,807	402,057
Li & Fung Ltd.	620,000	759,353
LVMH Moet Hennessy Louis Vuitton S.A.	9,375	1,590,130

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Apparel Manufacturers - continued
NIKE, Inc., “B”	254	$23,614
Polo Ralph Lauren Corp.	631	104,014
PVH Corp.	3,162	361,575
Tumi Holdings, Inc. (a)	1,594	33,107
VF Corp.	7,995	541,102

		$4,410,296
Automotive - 0.9%
Autoliv, Inc.	1,665	$152,747
BorgWarner Transmission Systems, Inc.	1,470	83,819
Delphi Automotive PLC	2,763	190,592
DENSO Corp.	6,900	321,330
Gentex Corp.	6,103	199,812
Guangzhou Automobile Group Co. Ltd., “H”	174,000	154,813
Honda Motor Co. Ltd.	37,900	1,205,858
Lear Corp.	2,032	187,960
LKQ Corp. (a)	7,701	220,018
Mobileye N.V. (a)	1,428	74,270
Takata Corp.	4,700	61,490
USS Co. Ltd.	43,100	696,362

		$3,549,071
Biotechnology - 0.9%
Alexion Pharmaceuticals, Inc. (a)	7,650	$1,463,904
Amgen, Inc.	3,674	595,849
Biogen Idec, Inc. (a)	2,881	925,031
Exact Sciences Corp. (a)	4,356	104,849
Illumina, Inc. (a)	1,090	209,912
Isis Pharmaceuticals, Inc. (a)	1,629	75,032
MiMedx Group, Inc. (a)	8,707	88,637
Puma Biotechnology, Inc. (a)	214	53,628
Tesaro, Inc. (a)	1,422	39,560

		$3,556,402
Broadcasting - 0.6%
Discovery Communications, Inc., “A” (a)	2,459	$86,926
Discovery Communications, Inc., “C” (a)	2,459	86,040
Havas S.A.	32,362	261,576
Interpublic Group of Companies, Inc.	5,816	112,772
Live Nation, Inc. (a)	3,441	89,466
ProSiebenSat.1 Media AG	3,934	158,521
Scripps Networks Interactive, Inc., “A”	2,073	160,119
Stroer Media SE	6,735	153,396
Time Warner, Inc.	8,243	655,071

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Broadcasting - continued
Twenty-First Century Fox, Inc.	2,684	$92,544
Twenty-First Century Fox, Inc., “B”	18,252	605,419
Walt Disney Co.	429	39,202
WPP Group PLC	7,938	154,667

		$2,655,719
Brokerage & Asset Managers - 1.5%
Affiliated Managers Group, Inc. (a)	2,404	$480,295
BlackRock, Inc.	2,084	710,873
Computershare Ltd.	60,332	654,118
Credit Suisse Group AG	20,681	549,831
Evercore Partners, Inc.	787	40,743
Franklin Resources, Inc.	1,301	72,349
FXCM, Inc., “A”	12,025	197,932
GAIN Capital Holdings, Inc.	9,337	79,925
IG Group Holdings PLC	29,400	282,657
Intercontinental Exchange, Inc.	5,884	1,225,578
LPL Financial Holdings, Inc.	1,528	63,244
NASDAQ OMX Group, Inc.	30,288	1,310,259
Schroders PLC	8,437	325,405
TD Ameritrade Holding Corp.	2,640	89,074

		$6,082,283
Business Services - 4.0%
Accenture PLC, “A”	33,259	$2,697,970
Amadeus Holdings AG	27,200	998,710
Ashtead Group PLC	15,063	251,565
Borderfree, Inc. (a)	4,609	50,515
Brenntag AG	2,550	123,348
Bright Horizons Family Solutions, Inc. (a)	12,276	547,019
Brunel International N.V.	7,576	170,035
Bunzl PLC	37,998	1,030,313
Cognizant Technology Solutions Corp., “A” (a)	26,863	1,312,258
Compass Group PLC	171,392	2,758,208
Constant Contact, Inc. (a)	34,989	1,237,211
CoStar Group, Inc. (a)	757	121,945
Fidelity National Information Services, Inc.	2,931	171,141
FleetCor Technologies, Inc. (a)	5,148	775,083
Forrester Research, Inc.	3,285	132,320
Gartner, Inc. (a)	8,899	718,238
Global Payments, Inc.	2,492	200,606
Intertek Group PLC	7,441	324,010
Jones Lang LaSalle, Inc.	3,705	500,953
Mitsubishi Corp.	5,100	101,679

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Nomura Research Institute Ltd.	8,500	$282,926
Paylocity Holding Corp. (a)	1,074	26,313
Premier Farnell PLC	65,379	197,878
RE/MAX Holdings, Inc., “A”	4,212	134,784
Realogy Holdings Corp. (a)	6,105	250,366
Resources Connection, Inc.	12,942	200,213
Rightmove PLC	7,359	248,393
Serco Group PLC	19,761	94,108
Sodexo	3,510	338,117
Ultimate Software Group, Inc. (a)	1,397	210,262
Verisk Analytics, Inc., “A” (a)	2,594	161,736
Xoom Corp. (a)	3,910	59,041

		$16,427,264
Cable TV - 0.9%
Charter Communications, Inc., “A” (a)	1,781	$282,093
Comcast Corp., “A”	17,868	988,994
Comcast Corp., “Special A”	11,815	651,479
Time Warner Cable, Inc.	9,647	1,420,135
Ziggo N.V. (a)	3,985	194,683

		$3,537,384
Chemicals - 1.0%
3M Co.	4,254	$654,138
Celanese Corp.	1,955	114,817
E.I. du Pont de Nemours & Co.	932	64,448
Givaudan S.A.	475	791,379
LyondellBasell Industries N.V., “A”	14,452	1,324,237
Marrone Bio Innovations, Inc. (a)	5,080	13,310
Monsanto Co.	3,443	396,083
Orica Ltd.	8,625	157,212
PPG Industries, Inc.	2,183	444,655
Victrex PLC	4,880	132,243

		$4,092,522
Computer Software - 1.9%
Adobe Systems, Inc. (a)	9,536	$668,664
Aspen Technology, Inc. (a)	18,936	699,306
Citrix Systems, Inc. (a)	18,242	1,171,684
Dassault Systemes S.A.	1,379	87,390
Microsoft Corp.	13,660	641,337
OBIC Co. Ltd.	7,000	255,606
Oracle Corp.	29,483	1,151,311
PTC, Inc. (a)	24,894	949,706

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - continued
Qlik Technologies, Inc. (a)	7,056	$200,038
Rovi Corp. (a)	3,122	65,187
Salesforce.com, Inc. (a)	6,842	437,820
SolarWinds, Inc. (a)	2,122	100,901
Symantec Corp.	3,930	97,543
VeriSign, Inc. (a)	19,966	1,193,168

		$7,719,661
Computer Software - Systems - 1.8%
Apple, Inc. (s)	14,418	$1,557,144
Benefitfocus, Inc. (a)	1,726	47,827
Brother Industries Ltd.	13,000	238,021
CDW Corp.	510	15,728
Cvent, Inc. (a)	7,463	193,590
Demandware, Inc. (a)	2,385	142,981
E2open, Inc. (a)	4,565	26,660
EMC Corp.	18,726	537,998
Exa Corp. (a)	2,971	29,977
Fleetmatics Group PLC (a)	3,840	142,618
Hewlett-Packard Co.	30,029	1,077,441
Ingram Micro, Inc., “A” (a)	10,785	289,469
International Business Machines Corp.	4,087	671,903
Model N, Inc. (a)	17,605	171,649
NCR Corp. (a)	4,045	111,925
NICE Systems Ltd.	6,445	260,585
NICE Systems Ltd., ADR	7,581	308,395
PROS Holdings, Inc. (a)	3,188	89,200
Sabre Corp.	9,803	168,612
SciQuest, Inc. (a)	7,638	113,883
ServiceNow, Inc. (a)	1,893	128,591
SS&C Technologies Holdings, Inc. (a)	8,148	393,711
Vantiv, Inc., “A” (a)	9,434	291,699
Xerox Corp.	13,109	174,088

		$7,183,695
Conglomerates - 0.1%
DCC PLC	5,503	$307,582
First Pacific Co. Ltd.	176,000	189,954
Hutchison Whampoa Ltd.	7,000	88,728

		$586,264
Construction - 0.8%
Armstrong World Industries, Inc. (a)	2,352	$113,884
Beacon Roofing Supply, Inc. (a)	2,940	81,350

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Construction - continued
Bellway PLC	13,016	$364,171
Eagle Materials, Inc.	1,413	123,539
Fortune Brands Home & Security, Inc.	2,515	108,774
Geberit AG	2,497	850,716
Interface, Inc.	4,023	64,489
Pool Corp.	3,060	182,682
Pulte Homes, Inc.	40,542	778,001
Semen Indonesia Persero Tbk PT	141,000	187,792
Sherwin-Williams Co.	311	71,393
Stanley Black & Decker, Inc.	1,849	173,140
Trex Co., Inc. (a)	2,810	120,830

		$3,220,761
Consumer Products - 1.8%
Colgate-Palmolive Co.	16,481	$1,102,249
Estee Lauder Cos., Inc., “A”	6,004	451,381
Kao Corp.	22,800	874,641
Kobayashi Pharmaceutical Co. Ltd.	24,300	1,537,599
L’Oreal S.A.	4,629	725,684
Newell Rubbermaid, Inc.	7,710	256,974
Procter & Gamble Co.	545	47,562
Reckitt Benckiser Group PLC	21,731	1,825,062
Sensient Technologies Corp.	4,575	270,749
Uni-Charm Corp.	5,100	119,450

		$7,211,351
Consumer Services - 1.0%
Capella Education Co.	1,186	$83,898
Carriage Services, Inc.	4,154	82,914
Estacio Participacoes S.A., ADR	20,856	242,347
HomeAway, Inc. (a)	2,741	95,661
Localiza Rent a Car S.A.	5,525	79,645
MakeMyTrip Ltd. (a)	3,019	90,978
Nord Anglia Education, Inc. (a)	7,085	121,012
Priceline Group, Inc. (a)	2,062	2,487,205
Servicemaster Global Holdings, Inc. (a)	6,522	156,398
TripAdvisor, Inc. (a)	8,678	769,391

		$4,209,449
Containers - 0.5%
Brambles Ltd.	66,181	$557,412
Crown Holdings, Inc. (a)	4,990	239,171
Graphic Packaging Holding Co. (a)	5,348	64,871
Greif, Inc., “A”	4,821	212,413

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Containers - continued
Owens-Illinois, Inc. (a)	3,364	$86,690
Packaging Corp. of America	12,729	917,506
Silgan Holdings, Inc.	1,373	67,497

		$2,145,560
Electrical Equipment - 1.8%
Advanced Drainage Systems, Inc. (a)	10,093	$220,431
AMETEK, Inc.	17,585	917,058
Danaher Corp.	20,118	1,617,487
Legrand S.A.	515	27,712
Mettler-Toledo International, Inc. (a)	5,210	1,346,629
MSC Industrial Direct Co., Inc., “A”	844	68,339
Pentair PLC	5,170	346,649
Schneider Electric S.A.	13,132	1,034,776
Sensata Technologies Holding B.V. (a)	1,818	88,737
Siemens AG	2,393	269,621
Spectris PLC	12,430	358,315
TriMas Corp. (a)	9,418	298,174
Tyco International Ltd.	17,269	741,358
W.W. Grainger, Inc.	230	56,764
WESCO International, Inc. (a)	1,365	112,490

		$7,504,540
Electronics - 2.0%
Agilent Technologies, Inc.	2,763	$152,739
Altera Corp.	11,648	400,342
Analog Devices, Inc.	14,538	721,376
Avago Technologies Ltd.	760	65,550
Broadcom Corp., “A”	40,049	1,677,252
Halma PLC	99,350	990,135
Infineon Technologies AG	7,861	76,257
Lattice Semiconductor Corp. (a)	11,013	73,897
Media Tek, Inc.	13,000	190,202
Mellanox Technologies Ltd. (a)	592	26,516
Micrel, Inc.	12,481	151,519
Microchip Technology, Inc.	3,366	145,108
NXP Semiconductors N.V. (a)	438	30,073
Plexus Corp. (a)	1,585	65,540
Rubicon Technology, Inc. (a)	12,133	53,749
Silicon Laboratories, Inc. (a)	1,646	75,041
Siliconware Precision Industries Co. Ltd., ADR	39,072	278,583
Stratasys Ltd. (a)	911	109,648
Taiwan Semiconductor Manufacturing Co. Ltd.	39,654	171,164
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	93,205	2,052,374

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - continued
Texas Instruments, Inc.	11,899	$590,904
Ultratech, Inc. (a)	3,359	64,258

		$8,162,227
Energy - Independent - 2.3%
Anadarko Petroleum Corp.	5,013	$460,093
Cabot Oil & Gas Corp.	8,434	262,297
Cairn Energy PLC (a)	8,199	19,031
Cenovus Energy, Inc.	1,941	48,032
Chesapeake Energy Corp.	9,264	205,476
Cimarex Energy Co.	581	66,042
Cobalt International Energy, Inc. (a)	5,455	63,878
CONSOL Energy, Inc.	2,525	92,920
Energen Corp.	3,438	232,753
EOG Resources, Inc.	1,891	179,740
EQT Corp.	1,417	133,255
Foresight Energy LP	5,124	92,744
Galp Energia SGPS S.A.	4,100	59,420
Gulfport Energy Corp. (a)	3,112	156,160
HollyFrontier Corp.	2,175	98,702
INPEX Corp.	103,200	1,322,750
Marathon Petroleum Corp.	19,369	1,760,642
Memorial Resource Development Corp. (a)	7,244	196,240
Noble Energy, Inc.	2,619	150,933
Occidental Petroleum Corp.	8,222	731,182
Oil Search Ltd.	6,172	47,082
PDC Energy, Inc. (a)	1,513	66,148
Peabody Energy Corp.	11,892	124,034
Pioneer Natural Resources Co.	3,593	679,293
Range Resources Corp.	947	64,775
Reliance Industries Ltd.	4,073	66,372
Rice Energy, Inc. (a)	4,465	118,010
Rosetta Resources, Inc. (a)	1,946	74,006
Sanchez Energy Corp. (a)	2,704	46,157
SM Energy Co.	3,296	185,565
TORC Oil & Gas Ltd.	6,405	60,069
Valero Energy Corp.	27,000	1,352,430
Whiting Petroleum Corp. (a)	610	37,356

		$9,253,587
Energy - Integrated - 0.8%
BG Group PLC	9,188	$152,860
Chevron Corp.	3,847	461,448
Exxon Mobil Corp. (s)	16,159	1,562,737

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Integrated - continued
Hess Corp.	7,924	$672,034
Royal Dutch Shell PLC, “A”	15,386	550,223

		$3,399,302
Engineering - Construction - 0.1%
Fluor Corp.	408	$27,067
JGC Corp.	4,000	105,211
Team, Inc. (a)	3,016	127,094

		$259,372
Entertainment - 0.2%
AMC Entertainment Holdings, Inc., “A”	5,938	$150,825
AMC Networks, Inc., “A” (a)	3,361	203,845
Cinemark Holdings, Inc.	8,994	317,668
DHX Media Ltd. (a)	4,153	36,885
International Speedway Corp.	2,100	65,793

		$775,016
Food & Beverages - 2.9%
Arca Continental S.A.B. de C.V.	22,500	$144,896
Britvic PLC	23,310	253,752
Bunge Ltd.	1,466	129,961
Coca-Cola Co.	16,426	687,921
Coca-Cola Enterprises, Inc.	2,187	94,806
Danone S.A.	43,774	2,974,259
Flowers Foods, Inc.	11,216	213,104
General Mills, Inc.	10,985	570,781
Ingredion, Inc.	14,872	1,148,862
J.M. Smucker Co.	1,420	147,680
M. Dias Branco S.A. Industria e Comercio de Alimentos	2,213	86,059
Mead Johnson Nutrition Co., “A”	1,924	191,072
Mondelez International, Inc.	32,286	1,138,404
Nestle S.A.	36,211	2,649,539
Nestle S.A., ADR	9,583	702,721
Pinnacle Foods, Inc.	3,236	109,377
Snyders-Lance, Inc.	2,426	72,271
Tate & Lyle PLC	24,757	239,999
WhiteWave Foods Co., “A” (a)	6,911	257,297

		$11,812,761
Food & Drug Stores - 0.9%
Alimentation Couche-Tard, Inc.	9,471	$321,351
Booker Group PLC	73,436	164,818
Brazil Pharma S.A. (a)	48,813	71,509

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Drug Stores - continued
Cosmos Pharmaceutical Corp.	836	$120,917
CVS Health Corp.	14,241	1,222,020
Empire Co. Ltd., “A”	1,129	78,105
Fairway Group Holdings Corp. (a)	2,759	8,249
Kroger Co.	24,972	1,391,190
Rite Aid Corp. (a)	15,947	83,722
Sundrug Co. Ltd.	1,300	63,940

		$3,525,821
Gaming & Lodging - 1.0%
Carnival Corp.	3,388	$136,028
Churchill Downs, Inc.	306	31,206
Diamond Resorts International, Inc. (a)	4,304	111,732
Ladbrokes PLC	67,798	128,087
MGM Mirage (a)	29,195	678,784
Norwegian Cruise Line Holdings Ltd. (a)	2,941	114,699
Royal Caribbean Cruises Ltd.	23,483	1,596,140
Sands China Ltd.	15,600	97,159
Wynn Resorts Ltd.	6,778	1,287,888

		$4,181,723
General Merchandise - 0.7%
Five Below, Inc. (a)	8,939	$356,398
Kohl’s Corp.	14,876	806,577
Lojas Renner S.A.	1,435	42,971
Macy’s, Inc.	13,694	791,787
Target Corp.	8,228	508,655
Woolworths Holdings Ltd.	35,361	251,316

		$2,757,704
Health Maintenance Organizations - 0.4%
Aetna, Inc.	8,730	$720,312
Molina Healthcare, Inc. (a)	1,360	66,150
Odontoprev S.A.	10,026	36,213
UnitedHealth Group, Inc.	978	92,920
WellPoint, Inc.	7,122	902,286

		$1,817,881
Insurance - 4.0%
ACE Ltd.	408	$44,594
AIA Group Ltd.	200,800	1,119,849
Allied World Assurance Co.	7,492	284,696
American International Group, Inc.	14,995	803,282
Amlin PLC	34,701	252,798

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - continued
Aon PLC	7,459	$641,474
Arthur J. Gallagher & Co.	2,779	132,558
Aspen Insurance Holdings Ltd.	2,127	92,801
Beazley PLC	209,959	879,983
Everest Re Group Ltd.	11,511	1,964,352
Genworth Financial, Inc. (a)	2,930	40,991
Hanover Insurance Group, Inc.	3,049	204,100
Hartford Financial Services Group, Inc.	2,240	88,659
HCC Insurance Holdings, Inc.	2,303	120,194
Hiscox Ltd.	14,597	159,019
ING Groep N.V. (a)	18,752	268,124
Jardine Lloyd Thompson Group PLC	29,265	445,915
Lincoln National Corp.	2,710	148,400
MetLife, Inc.	35,627	1,932,408
Prudential Financial, Inc.	20,712	1,833,840
Prudential PLC	6,229	143,738
Safety Insurance Group, Inc.	1,705	106,358
Sony Financial Holdings, Inc.	3,700	59,721
Stewart Information Services Corp.	3,012	106,384
Storebrand A.S.A. (a)	25,333	129,877
Symetra Financial Corp.	9,363	221,903
Third Point Reinsurance Ltd. (a)	13,247	202,679
Travelers Cos., Inc.	19,590	1,974,672
Unum Group	4,271	142,908
Validus Holdings Ltd.	41,942	1,668,453
Zurich Insurance Group AG	785	237,258

		$16,451,988
Internet - 1.7%
Dealertrack Holdings, Inc. (a)	2,728	$128,352
eBay, Inc. (a)	889	46,673
Facebook, Inc., “A “ (a)	40,148	3,010,699
Google, Inc., “A” (a)	2,213	1,256,696
Google, Inc., “C” (a)	1,299	726,245
GrubHub, Inc. (a)	2,726	99,117
LinkedIn Corp., “A” (a)	2,950	675,432
Naver Corp.	868	609,878
Pandora Media, Inc. (a)	4,197	80,918
Shutterstock, Inc. (a)	1,665	129,470
Trulia, Inc. (a)	2,592	120,917
Yelp, Inc. (a)	2,157	129,420

		$7,013,817

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Leisure & Toys - 0.5%
Brunswick Corp.	2,083	$97,484
Callaway Golf Co.	13,262	103,974
Electronic Arts, Inc. (a)	41,398	1,696,076
Mattel, Inc.	3,320	103,152

		$2,000,686
Machinery & Tools - 2.3%
Allison Transmission Holdings, Inc.	31,942	$1,037,476
Atlas Copco AB, “A”	9,483	273,671
Burckhardt Compression Holding AG	626	267,733
Caterpillar, Inc.	9,193	932,262
Columbus McKinnon Corp.	5,431	154,512
Cummins, Inc.	655	95,748
Douglas Dynamics, Inc.	8,049	166,856
Eaton Corp. PLC	2,629	179,797
Flowserve Corp.	3,707	252,039
GEA Group AG	7,396	340,100
Herman Miller, Inc.	3,968	126,976
IPG Photonics Corp. (a)	1,446	106,151
Joy Global, Inc.	24,051	1,265,804
Kennametal, Inc.	4,804	185,482
Nordson Corp.	618	47,308
Polypore International, Inc. (a)	4,365	191,711
Regal Beloit Corp.	3,378	239,737
Roper Industries, Inc.	5,580	883,314
Schindler Holding AG	1,277	178,381
Spirax-Sarco Engineering PLC	5,473	249,522
SPX Corp.	8,502	805,905
WABCO Holdings, Inc. (a)	3,926	382,314
Weir Group PLC	30,926	1,129,453

		$9,492,252
Major Banks - 2.5%
Bank of America Corp.	6,566	$112,673
BNP Paribas	3,486	219,036
Comerica, Inc.	2,135	101,925
Goldman Sachs Group, Inc.	1,411	268,076
HSBC Holdings PLC	179,083	1,832,034
Huntington Bancshares, Inc.	32,489	321,966
JPMorgan Chase & Co. (s)	49,033	2,965,516
KeyCorp	9,397	124,040
Mitsubishi UFJ Financial Group, Inc.	30,900	184,244
Morgan Stanley	7,074	247,236
PNC Financial Services Group, Inc.	3,548	306,512

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Major Banks - continued
Regions Financial Corp.	7,258	$72,072
Royal Bank of Scotland Group PLC (a)	32,168	199,662
Standard Chartered PLC	39,063	587,147
State Street Corp.	1,838	138,695
Sumitomo Mitsui Financial Group, Inc.	6,300	256,097
Wells Fargo & Co.	40,166	2,132,413
Westpac Banking Corp.	10,848	333,549

		$10,402,893
Medical & Health Technology & Services - 1.9%
Advisory Board Co. (a)	3,611	$193,802
AmerisourceBergen Corp.	1,907	162,877
Brookdale Senior Living, Inc. (a)	3,313	111,681
Capital Senior Living Corp. (a)	7,652	172,170
Cardinal Health, Inc.	8,415	660,409
Cerner Corp. (a)	4,327	274,072
Cross Country Healthcare, Inc. (a)	16,331	157,921
Express Scripts Holding Co. (a)	654	50,240
HCA Holdings, Inc. (a)	27,305	1,912,715
Healthcare Services Group, Inc.	6,298	187,554
HealthStream, Inc. (a)	6,307	195,265
Henry Schein, Inc. (a)	3,037	364,531
Hogy Medical Co. Ltd.	4,500	231,455
IDEXX Laboratories, Inc. (a)	557	78,910
McKesson Corp.	10,902	2,217,576
MEDNAX, Inc. (a)	2,100	131,103
Miraca Holdings, Inc.	7,600	322,236
Quest Diagnostics, Inc.	2,111	133,964
Universal Health Services, Inc.	918	95,206

		$7,653,687
Medical Equipment - 1.9%
Abbott Laboratories	41,952	$1,828,688
Align Technology, Inc. (a)	2,546	133,971
Ansell Ltd.	9,455	166,108
AtriCure, Inc. (a)	1,361	23,736
C.R. Bard, Inc.	1,826	299,409
Cardiovascular Systems, Inc. (a)	4,041	125,271
CareFusion Corp. (a)	1,653	94,833
Cepheid, Inc. (a)	2,450	129,875
Cooper Cos., Inc.	1,769	289,939
Covidien PLC	168	15,530
DENTSPLY International, Inc.	3,216	163,276
DexCom, Inc. (a)	3,136	140,963

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - continued
Edwards Lifesciences Corp. (a)	4,324	$522,858
Essilor International S.A.	3,568	393,916
GenMark Diagnostics, Inc. (a)	8,297	94,586
Masimo Corp. (a)	3,541	89,375
Nihon Kohden Corp.	2,900	147,401
Novadaq Technologies, Inc. (a)	4,992	77,975
PerkinElmer, Inc.	13,423	582,827
Roka Bioscience, Inc. (a)	5,830	57,717
Sonova Holding AG	571	88,901
St. Jude Medical, Inc.	9,109	584,525
STERIS Corp.	1,708	105,554
Stryker Corp.	862	75,451
TearLab Corp. (a)	16,035	46,341
Teleflex, Inc.	2,605	297,283
Terumo Corp.	3,700	94,033
Thermo Fisher Scientific, Inc.	7,940	933,506
Thoratec Corp. (a)	3,879	105,431
Uroplasty, Inc. (a)	9,169	22,923

		$7,732,202
Metals & Mining - 0.3%
Gerdau S.A., ADR	11,198	$50,727
Globe Specialty Metals, Inc.	6,037	113,556
GrafTech International Ltd. (a)	15,781	67,700
Horsehead Holding Corp. (a)	7,784	122,287
Iluka Resources Ltd.	45,513	301,501
Rio Tinto PLC	7,149	339,828
United States Steel Corp.	2,085	83,483

		$1,079,082
Natural Gas - Distribution - 0.2%
AGL Resources, Inc.	1,753	$94,504
Centrica PLC	18,895	91,435
China Resources Gas Group Ltd.	20,000	57,123
GDF Suez	6,989	169,516
NiSource, Inc.	2,140	90,008
NorthWestern Corp.	1,304	68,903
Sempra Energy	390	42,900
Spectra Energy Corp.	2,929	114,612
Tokyo Gas Co. Ltd.	24,000	139,676

		$868,677

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Natural Gas - Pipeline - 0.1%
APA Group	10,721	$74,480
QEP Midstream Partners LP	1,739	28,085
StealthGas, Inc. (a)	13,704	115,114
Williams Cos., Inc.	866	48,072

		$265,751
Network & Telecom - 0.5%
Ericsson, Inc., “B”	107,116	$1,262,040
Ixia (a)	10,137	97,619
Juniper Networks, Inc.	9,156	192,917
Polycom, Inc. (a)	5,100	66,708
Qualcomm, Inc.	1,907	149,719
VTech Holdings Ltd.	20,300	254,170

		$2,023,173
Oil Services - 0.6%
Atwood Oceanics, Inc.	4,073	$165,567
Basic Energy Services, Inc. (a)	32,061	413,587
Cameron International Corp. (a)	2,481	147,744
Dril-Quip, Inc. (a)	666	59,907
Ensco PLC, “A”	1,826	74,117
FMC Technologies, Inc. (a)	2,594	145,368
Frank’s International N.V.	6,530	112,512
Halliburton Co.	1,351	74,494
Helix Energy Solutions Group, Inc. (a)	4,777	127,259
John Wood Group PLC	14,475	153,290
Pacific Drilling S.A. (a)	8,464	61,618
Schlumberger Ltd.	408	40,253
Superior Energy Services, Inc.	24,840	624,726
Technip	1,019	73,706
Tesco Corp.	6,751	128,539
Tidewater, Inc.	4,701	173,326

		$2,576,013
Other Banks & Diversified Financials - 2.5%
Aeon Financial Service Co. Ltd.	3,300	$70,664
Air Lease Corp.	2,232	81,669
American Express Co.	1,056	94,987
BB&T Corp.	5,425	205,499
Berkshire Hills Bancorp, Inc.	3,837	98,918
Brookline Bancorp, Inc.	16,319	156,499
CAI International, Inc. (a)	9,700	204,185
Canadian Western Bank	5,101	170,856
Cathay General Bancorp, Inc.	5,415	143,010

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - continued
Chiba Bank Ltd.	29,000	$207,543
Citigroup, Inc.	10,597	567,257
Credicorp Ltd.	6,663	1,072,743
DBS Group Holdings Ltd.	8,000	115,605
Discover Financial Services	9,631	614,265
Erste Group Bank AG	4,049	103,053
EZCORP, Inc., “A” (a)	11,645	131,356
Fifth Third Bancorp	43,279	865,147
First Interstate BancSystem, Inc.	4,131	121,204
First Republic Bank	2,031	103,439
Great Western Bancorp, Inc. (a)	5,182	100,634
HDFC Bank Ltd., ADR	1,211	63,493
Julius Baer Group Ltd.	2,360	103,216
Jyske Bank (a)	3,163	170,412
Kasikornbank Public Co. Ltd., NVDR	8,900	64,587
KBC Group N.V. (a)	12,220	654,652
M&T Bank Corp.	751	91,757
MasterCard, Inc., “A”	2,477	207,449
PrivateBancorp, Inc.	12,690	410,141
Public Bank Berhad	28,900	162,896
Regional Management Corp. (a)	8,920	104,007
Sandy Spring Bancorp, Inc.	4,459	115,042
Sberbank of Russia, ADR	6,693	50,800
SunTrust Banks, Inc.	2,429	95,071
TCF Financial Corp.	20,982	324,172
Texas Capital Bancshares, Inc. (a)	3,738	228,579
U.S. Bancorp	14,964	637,466
UniCredit S.p.A.	13,684	98,773
Visa, Inc., “A”	5,446	1,314,828

		$10,125,874
Pharmaceuticals - 3.4%
AbbVie, Inc.	1,566	$99,378
Actavis PLC (a)	5,545	1,345,993
Aratana Therapeutics, Inc. (a)	4,442	49,750
Bayer AG	19,391	2,756,816
Bristol-Myers Squibb Co.	21,157	1,231,126
Endo International PLC (a)	2,824	188,982
Genomma Lab Internacional S.A., “B” (a)	103,888	262,222
GlaxoSmithKline PLC	27,127	615,125
Hospira, Inc. (a)	1,529	82,107
Impax Laboratories, Inc. (a)	3,025	87,634
Intercept Pharmaceuticals, Inc. (a)	203	52,453
Johnson & Johnson	18,196	1,961,165

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Pharmaceuticals - continued
KYORIN Holdings Ltd.	11,000	$233,489
Kythera Biopharmaceuticals, Inc. (a)	3,121	110,015
MediWound Ltd. (a)	2,902	17,122
Merck & Co., Inc.	10,693	619,552
Novartis AG	5,206	483,184
Pfizer, Inc.	37,501	1,123,155
Receptos, Inc. (a)	542	56,178
Roche Holding AG	5,084	1,499,071
Salix Pharmaceuticals, Ltd. (a)	2,314	332,869
Santen Pharmaceutical Co. Ltd.	4,400	264,095
TherapeuticsMD, Inc. (a)	17,743	78,779
Tsumura & Co.	4,000	91,039
Valeant Pharmaceuticals International, Inc. (a)	448	59,602
Zoetis, Inc.	777	28,873

		$13,729,774
Pollution Control - 0.1%
Progressive Waste Solutions Ltd.	6,489	$189,673
Stericycle, Inc. (a)	1,827	230,202

		$419,875
Printing & Publishing - 0.1%
Equifax, Inc.	1,358	$102,855
Reed Elsevier N.V.	5,777	132,952
UBM PLC	30,086	273,852

		$509,659
Railroad & Shipping - 0.6%
Canadian National Railway Co.	15,620	$1,102,460
Canadian Pacific Railway Ltd.	146	30,321
Diana Shipping, Inc. (a)	36,088	304,944
Kansas City Southern Co.	2,523	309,799
Navios Maritime Holdings, Inc.	18,424	108,517
Union Pacific Corp.	3,511	408,856

		$2,264,897
Real Estate - 2.0%
Annaly Mortgage Management, Inc., REIT	5,245	$59,845
Ascendas Real Estate Investment Trust, REIT	131,000	228,388
AvalonBay Communities, Inc., REIT	1,772	276,148
BioMed Realty Trust, Inc., REIT	7,485	162,574
Corporate Office Properties Trust, REIT	36,718	1,003,870
DDR Corp., REIT	5,186	94,074
Deutsche Wohnen AG	2,528	56,960

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Real Estate - continued
EPR Properties, REIT	5,268	$295,535
Equity Lifestyle Properties, Inc., REIT	1,653	81,162
Hatteras Financial Corp., REIT	8,428	160,469
Host Hotels & Resorts, Inc., REIT	8,064	187,972
Intu Properties PLC	13,377	72,843
Iron Mountain, Inc., REIT	42,600	1,536,582
Macquarie Mexico Real Estate S.A. de C.V., REIT	101,470	184,309
Medical Properties Trust, Inc., REIT	18,317	247,096
Mid-America Apartment Communities, Inc., REIT	12,098	854,845
Mitsui Fudosan Co. Ltd.	2,000	64,773
Plum Creek Timber Co. Inc., REIT	2,617	107,323
Select Income, REIT	5,793	141,986
Simon Property Group, Inc., REIT	1,989	356,449
TAG Immobilien AG	76,690	896,843
Washington Prime Group, Inc., REIT	59,902	1,056,072

		$8,126,118
Restaurants - 0.6%
Arcos Dorados Holdings, Inc.	14,447	$88,994
Chuy’s Holdings, Inc. (a)	3,851	115,183
Dunkin Brands Group, Inc.	4,617	209,981
McDonald’s Corp.	6,678	625,929
Noodles & Co. (a)	2,437	55,637
Starbucks Corp.	6,747	509,803
Whitbread PLC	10,105	705,439
YUM! Brands, Inc.	2,383	171,171
Zoe’s Kitchen, Inc. (a)	1,768	64,461

		$2,546,598
Special Products & Services - 0.0%
WL Ross Holding Corp. (a)	3,697	$39,632

Specialty Chemicals - 1.0%
Airgas, Inc.	1,845	$205,791
Akzo Nobel N.V.	5,025	333,808
Albemarle Corp.	5,650	329,847
Elementis PLC	53,868	227,410
FMC Corp.	1,611	92,391
H.B. Fuller Co.	3,530	148,154
JSR Corp.	11,700	213,240
Kronos Worldwide, Inc.	4,718	63,410
Linde AG	7,127	1,314,226
Marine Harvest A.S.A.	13,873	196,424
PolyOne Corp.	1,448	53,590

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Chemicals - continued
Rockwood Holdings, Inc.	1,141	$87,754
Sika AG	90	320,844
Symrise AG	1,751	98,468
Tronox Ltd., “A”	4,631	111,978
Valspar Corp.	2,285	187,736
W.R. Grace & Co. (a)	433	40,962

		$4,026,033
Specialty Stores - 2.5%
Advance Auto Parts, Inc.	1,913	$281,134
Amazon.com, Inc. (a)	2,076	634,135
AutoZone, Inc. (a)	1,687	933,788
Bed Bath & Beyond, Inc. (a)	13,656	919,595
Best Buy Co., Inc.	26,394	901,091
Burlington Stores, Inc. (a)	37,020	1,552,619
Children’s Place, Inc.	15,873	781,745
Citi Trends, Inc. (a)	11,050	250,283
Esprit Holdings Ltd.	28,700	36,267
Gordmans Stores, Inc. (a)	14,293	45,023
Home Depot, Inc.	2,941	286,806
Kirkland’s, Inc. (a)	6,688	119,046
L Brands, Inc.	2,584	186,358
Lumber Liquidators Holdings, Inc. (a)	1,748	93,990
NEXT PLC	2,833	292,084
Nitori Co. Ltd.	3,900	251,030
Office Depot, Inc. (a)	16,253	84,841
Rent-A-Center, Inc.	1,871	57,945
Ross Stores, Inc.	15,167	1,224,280
Ryohin Keikaku Co. Ltd.	300	40,791
Sally Beauty Holdings, Inc. (a)	5,623	164,810
Shimamura Co. Ltd.	1,500	132,497
Staples, Inc.	18,243	231,321
Tiffany & Co.	2,555	245,587
Tile Shop Holdings, Inc. (a)	8,379	72,143
Tractor Supply Co.	2,699	197,621
Urban Outfitters, Inc. (a)	7,689	233,438

		$10,250,268
Telecommunications - Wireless - 1.0%
American Tower Corp., REIT	12,704	$1,238,640
KDDI Corp.	28,400	1,829,624
Mobile TeleSystems OJSC (a)	5,955	35,306
Philippine Long Distance Telephone Co.	700	48,731
SBA Communications Corp. (a)	2,855	320,702

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Telecommunications - Wireless - continued
Turkcell Iletisim Hizmetleri AS (a)	55,551	$322,411
Vodafone Group PLC	49,661	164,685

		$3,960,099
Telephone Services - 0.6%
British Telecom Group, PLC	12,501	$73,492
Colt Group S.A. (a)	19,914	43,962
Frontier Communications Corp.	16,784	109,767
Hellenic Telecommunications Organization S.A. (a)	4,051	45,739
Quebecor, Inc., “B”	2,814	72,232
Royal KPN N.V.	21,783	71,437
Telecom Italia S.p.A.	71,814	64,166
Telefonica Brasil S.A., ADR	2,008	41,044
Verizon Communications, Inc.	39,927	2,006,332
Windstream Holdings, Inc.	8,432	88,367

		$2,616,538
Tobacco - 1.1%
Altria Group, Inc.	8,117	$392,376
British American Tobacco PLC	10,938	620,637
Japan Tobacco, Inc.	41,800	1,448,236
Philip Morris International, Inc.	20,500	1,824,705
Swedish Match AB	7,977	258,837

		$4,544,791
Trucking - 0.5%
Atlas Air Worldwide Holdings, Inc. (a)	2,043	$75,428
Celadon Group, Inc.	4,141	80,584
DSV A.S.	10,952	327,481
Marten Transport Ltd.	5,229	102,593
Swift Transportation Co. (a)	13,139	324,533
Yamato Holdings Co. Ltd.	49,800	1,073,524

		$1,984,143
Utilities - Electric Power - 1.6%
AES Corp.	95,903	$1,349,355
American Electric Power Co., Inc.	14,081	821,486
Calpine Corp. (a)	32,494	741,513
Canadian Utilities Ltd., “A”	2,438	84,277
CMS Energy Corp.	5,834	190,597
DTE Energy Co.	1,337	109,848
Dynegy, Inc. (a)	2,546	77,653
Edison International	19,757	1,236,393
El Paso Electric Co.	3,475	131,494

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - continued
Great Plains Energy, Inc.	37,564	$1,011,599
Northeast Utilities	3,945	194,686
NRG Energy, Inc.	6,143	184,167
OGE Energy Corp.	2,251	83,940
Pinnacle West Capital Corp.	2,185	134,312
Public Service Enterprise Group, Inc.	3,701	152,888

		$6,504,208
Total Common Stocks (Identified Cost, $264,447,353)		$279,090,137

Bonds - 17.1%
Automotive - 0.6%
American Honda Finance Corp., 2.125%, 2/28/17 (n)	$400,000	$409,257
Daimler Finance North America LLC, 1.875%, 1/11/18 (n)	250,000	250,856
Ford Motor Credit Co. LLC, 1.7%, 5/09/16	800,000	805,969
Ford Motor Credit Co. LLC, 2.597%, 11/04/19	400,000	398,668
Nissan Motor Acceptance Corp., 1.95%, 9/12/17 (n)	400,000	403,624
TRW Automotive, Inc., 4.5%, 3/01/21 (n)	209,000	210,045

		$2,478,419
Biotechnology - 0.1%
Life Technologies Corp., 6%, 3/01/20	$325,000	$375,233

Broadcasting - 0.6%
Discovery Communications, Inc., 4.875%, 4/01/43	$325,000	$326,710
Grupo Televisa S.A.B., 5%, 5/13/45	500,000	497,600
Omnicom Group, Inc., 3.625%, 5/01/22	300,000	307,426
Omnicom Group, Inc., 3.65%, 11/01/24	121,000	120,199
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)	422,000	420,974
Time Warner, Inc., 5.35%, 12/15/43	300,000	329,707
Viacom, Inc., 3.5%, 4/01/17	500,000	524,282

		$2,526,898
Building - 0.3%
Martin Marietta Materials, Inc., 4.25%, 7/02/24 (n)	$418,000	$426,126
Mohawk Industries, Inc., 3.85%, 2/01/23	300,000	303,293
Owens Corning, Inc., 4.2%, 12/15/22	300,000	302,001

		$1,031,420
Business Services - 0.2%
Fidelity National Information Services, Inc., 3.5%, 4/15/23	$700,000	$695,944

Cable TV - 0.5%
Comcast Corp., 4.65%, 7/15/42	$325,000	$341,912
Comcast Corp., 4.75%, 3/01/44	710,000	762,865

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Cable TV - continued
Cox Communications, Inc., 6.25%, 6/01/18 (n)	$400,000	$455,522
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (n)	400,000	396,549
Time Warner Cable, Inc., 4.5%, 9/15/42	35,000	34,503

		$1,991,351
Chemicals - 0.6%
CF Industries, Inc., 5.15%, 3/15/34	$196,000	$208,656
CF Industries, Inc., 4.95%, 6/01/43	300,000	301,571
Dow Chemical Co., 8.55%, 5/15/19	325,000	409,334
LYB International Finance B.V., 4.875%, 3/15/44	386,000	399,154
LyondellBasell Industries N.V., 5%, 4/15/19	588,000	648,198
Monsanto Co., 4.7%, 7/15/64	389,000	401,529

		$2,368,442
Computer Software - 0.1%
Oracle Corp., 3.4%, 7/08/24	$336,000	$339,791

Conglomerates - 0.0%
Roper Industries, Inc., 1.85%, 11/15/17	$18,000	$18,129

Consumer Products - 0.5%
Hasbro, Inc., 5.1%, 5/15/44	$438,000	$448,025
Mattel, Inc., 5.45%, 11/01/41	244,000	264,153
Newell Rubbermaid, Inc., 4.7%, 8/15/20	416,000	448,730
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)	300,000	311,900
Whirlpool Corp., 1.65%, 11/01/17	749,000	749,143

		$2,221,951
Electronics - 0.1%
Tyco Electronics Group S.A., 3.5%, 2/03/22	$400,000	$412,925

Emerging Market Quasi-Sovereign - 0.1%
Comision Federal de Electricidad, 5.75%, 2/14/42	$232,000	$245,340

Energy - Independent - 0.8%
Anadarko Petroleum Corp., 6.375%, 9/15/17	$625,000	$705,618
Anadarko Petroleum Corp., 4.5%, 7/15/44	244,000	239,648
Canadian Natural Resources Ltd., 3.8%, 4/15/24	329,000	331,076
Continental Resources, Inc., 4.9%, 6/01/44	145,000	143,199
Continental Resources, Inc., 4.5%, 4/15/23	400,000	418,993
EQT Corp., 4.875%, 11/15/21	500,000	542,827
Hess Corp., 3.5%, 7/15/24	372,000	369,564
Noble Energy, Inc., 4.15%, 12/15/21	300,000	319,958

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Independent - continued
Pioneer Natural Resources Co., 3.95%, 7/15/22	$300,000	$302,408

		$3,373,291
Energy - Integrated - 0.1%
BP Capital Markets PLC, 2.521%, 1/15/20	$213,000	$213,937

Entertainment - 0.1%
Carnival Corp., 1.875%, 12/15/17	$471,000	$469,604

Financial Institutions - 0.4%
General Electric Capital Corp., 1.6%, 11/20/17	$800,000	$804,546
General Electric Capital Corp., 3.15%, 9/07/22	400,000	404,714
International Lease Finance Corp., 7.125%, 9/01/18 (n)	325,000	368,063

		$1,577,323
Food & Beverages - 1.3%
Anheuser-Busch Inbev S.A., 4.625%, 2/01/44	$600,000	$624,024
BRF S.A., 4.75%, 5/22/24	468,000	468,585
Conagra Foods, Inc., 3.2%, 1/25/23	218,000	211,381
J.M. Smucker Co., 3.5%, 10/15/21	400,000	415,520
Kraft Foods Group, Inc., 6.5%, 2/09/40	400,000	496,811
Mead Johnson Nutrition Co., 4.6%, 6/01/44	588,000	604,186
Pernod Ricard S.A., 5.75%, 4/07/21 (n)	500,000	572,073
SABMiller Holdings, Inc., 3.75%, 1/15/22 (n)	300,000	309,837
Tyson Foods, Inc., 2.65%, 8/15/19	171,000	172,630
Tyson Foods, Inc., 4.5%, 6/15/22	400,000	428,042
Tyson Foods, Inc., 5.15%, 8/15/44	107,000	114,243
Wm. Wrigley Jr. Co., 2.9%, 10/21/19 (n)	600,000	610,169
Wm. Wrigley Jr. Co., 3.375%, 10/21/20 (n)	200,000	204,299

		$5,231,800
Food & Drug Stores - 0.2%
CVS Health Corp., 2.75%, 12/01/22	$300,000	$291,503
CVS Health Corp., 5.75%, 5/15/41	325,000	394,416

		$685,919
Forest & Paper Products - 0.3%
Georgia-Pacific LLC, 5.4%, 11/01/20 (n)	$325,000	$371,319
International Paper Co., 6%, 11/15/41	300,000	345,728
Packaging Corp. of America, 3.9%, 6/15/22	230,000	235,177
Packaging Corp. of America, 3.65%, 9/15/24	203,000	199,768

		$1,151,992

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Gaming & Lodging - 0.2%
Wyndham Worldwide Corp., 2.5%, 3/01/18	$500,000	$502,922
Wyndham Worldwide Corp., 4.25%, 3/01/22	500,000	504,562

		$1,007,484
Insurance - 0.5%
American International Group, Inc., 4.875%, 6/01/22	$325,000	$362,502
American International Group, Inc., 4.5%, 7/16/44	331,000	336,137
Prudential Financial, Inc., 4.75%, 9/17/15	800,000	827,583
Unum Group, 4%, 3/15/24	600,000	614,831

		$2,141,053
Insurance - Health - 0.2%
Aetna, Inc., 1.5%, 11/15/17	$312,000	$311,508
Wellpoint, Inc., 1.875%, 1/15/18	500,000	500,680

		$812,188
Insurance - Property & Casualty - 0.5%
Aon PLC, 4.6%, 6/14/44	$600,000	$602,344
AXIS Specialty Finance LLC, 2.65%, 4/01/19	141,000	141,766
CNA Financial Corp., 5.875%, 8/15/20	400,000	459,571
Liberty Mutual Group, Inc., 4.85%, 8/01/44 (n)	281,000	281,398
Marsh & McLennan Cos., Inc., 3.5%, 6/03/24	700,000	703,893

		$2,188,972
Major Banks - 1.6%
Bank of America Corp., 2%, 1/11/18	$800,000	$801,993
Bank of America Corp., 4.125%, 1/22/24	561,000	583,453
Bank of America Corp., 4.2%, 8/26/24	593,000	597,246
Goldman Sachs Group, Inc., 5.625%, 1/15/17	600,000	650,860
Goldman Sachs Group, Inc., 2.625%, 1/31/19	500,000	503,720
JPMorgan Chase & Co., 4.25%, 10/15/20	800,000	858,634
JPMorgan Chase & Co., 6.75% to 2/01/24, FRN to 1/29/49	500,000	526,800
Morgan Stanley, 3.875%, 4/29/24	231,000	234,024
Morgan Stanley, 1.75%, 2/25/16	300,000	302,694
Morgan Stanley, 5.5%, 7/28/21	450,000	513,080
Regions Financial Corp., 2%, 5/15/18	325,000	322,383
Wells Fargo & Co., 4.1%, 6/03/26	500,000	507,138
Wells Fargo & Co., 5.9% to 6/15/24, FRN to 12/29/49	296,000	304,318

		$6,706,343
Medical & Health Technology & Services - 0.1%
Thermo Fisher Scientific, Inc., 3.15%, 1/15/23	$400,000	$393,452

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Metals & Mining - 0.3%
Plains Exploration & Production Co., 6.875%, 2/15/23	$406,000	$459,162
Southern Copper Corp., 5.25%, 11/08/42	625,000	586,513

		$1,045,675
Midstream - 1.2%
Energy Transfer Partners LP, 6.5%, 2/01/42	$325,000	$375,729
Enterprise Products Operating LLC, 3.9%, 2/15/24	150,000	154,375
Enterprise Products Operating LLC, 4.85%, 3/15/44	114,000	117,404
Enterprise Products Partners LP, 4.45%, 2/15/43	300,000	291,494
Kinder Morgan Energy Partners LP, 5.3%, 9/15/20	300,000	329,819
Kinder Morgan Energy Partners LP, 4.15%, 2/01/24	617,000	610,902
Kinder Morgan Energy Partners LP, 5.4%, 9/01/44	188,000	184,157
NiSource Finance Corp., 3.85%, 2/15/23	300,000	310,909
NiSource Finance Corp., 4.8%, 2/15/44	300,000	316,904
ONEOK Partners LP, 2%, 10/01/17	500,000	503,545
Plains All American Pipeline LP, 3.6%, 11/01/24	195,000	193,850
Spectra Energy Partners LP, 4.75%, 3/15/24	300,000	325,142
Sunoco Logistics Partners LP, 5.3%, 4/01/44	186,000	192,431
Williams Cos., Inc., 3.7%, 1/15/23	474,000	445,900
Williams Cos., Inc., 5.75%, 6/24/44	400,000	381,911

		$4,734,472
Network & Telecom - 0.5%
Verizon Communications, Inc., 2.625%, 2/21/20 (n)	$858,000	$853,418
Verizon Communications, Inc., 5.15%, 9/15/23	325,000	363,964
Verizon Communications, Inc., 5.05%, 3/15/34	187,000	197,935
Verizon Communications, Inc., 6.55%, 9/15/43	400,000	504,242

		$1,919,559
Oils - 0.1%
Marathon Petroleum Corp., 3.625%, 9/15/24	$147,000	$146,451
Marathon Petroleum Corp., 4.75%, 9/15/44	373,000	375,305

		$521,756
Other Banks & Diversified Financials - 1.0%
BB&T Corp., 3.95%, 4/29/16	$425,000	$444,990
Capital One Bank (USA) N.A., 3.375%, 2/15/23	350,000	346,620
Capital One Financial Corp., 3.75%, 4/24/24	213,000	215,698
Citigroup, Inc., 1.25%, 1/15/16	463,000	464,973
Citigroup, Inc., 3.75%, 6/16/24	358,000	363,781
Discover Bank, 7%, 4/15/20	500,000	591,803
Discover Bank, 4.25%, 3/13/26	162,000	168,213
First Republic Bank, 2.375%, 6/17/19	352,000	353,604
Intesa Sanpaolo S.p.A., 5.017%, 6/26/24 (n)	338,000	330,332

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Other Banks & Diversified Financials - continued
Macquarie Group Ltd., 3%, 12/03/18 (n)	$325,000	$334,596
U.S. Bancorp, 3%, 3/15/22	300,000	301,464

		$3,916,074
Pharmaceuticals - 1.1%
AbbVie, Inc., 1.75%, 11/06/17	$712,000	$714,006
Actavis Funding SCS, 2.45%, 6/15/19 (n)	588,000	569,504
Amgen, Inc., 2.3%, 6/15/16	500,000	510,722
Bayer U.S. Finance LLC, 3.375%, 10/08/24 (n)	200,000	200,585
Celgene Corp., 2.45%, 10/15/15	500,000	508,292
Gilead Sciences, Inc., 3.7%, 4/01/24	593,000	609,727
Mylan, Inc., 2.55%, 3/28/19	400,000	398,532
Teva Pharmaceutical Finance B.V., 2.95%, 12/18/22	600,000	581,803
Watson Pharmaceuticals, Inc., 4.625%, 10/01/42	300,000	273,276

		$4,366,447
Pollution Control - 0.1%
Republic Services, Inc., 5.25%, 11/15/21	$300,000	$338,833

Printing & Publishing - 0.1%
Moody’s Corp., 4.875%, 2/15/24	$300,000	$326,717

Railroad & Shipping - 0.2%
Canadian Pacific Railway Co., 7.25%, 5/15/19	$500,000	$605,398
CSX Corp., 4.1%, 3/15/44	325,000	309,493

		$914,891
Real Estate - Apartment - 0.1%
ERP Operating LP, REIT, 5.375%, 8/01/16	$400,000	$430,410

Real Estate - Healthcare - 0.0%
HCP, Inc., REIT, 3.875%, 8/15/24	$164,000	$163,927

Real Estate - Office - 0.2%
Boston Properties LP, REIT, 3.7%, 11/15/18	$400,000	$424,202
Vornado Realty LP, REIT, 2.5%, 6/30/19	460,000	459,216

		$883,418
Real Estate - Retail - 0.2%
Simon Property Group, Inc., REIT, 1.5%, 2/01/18 (n)	$388,000	$385,578
Simon Property Group, Inc., REIT, 4.375%, 3/01/21	400,000	438,820

		$824,398
Restaurants - 0.0%
YUM! Brands, Inc., 5.35%, 11/01/43	$165,000	$173,450

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Retailers - 0.5%
Bed Bath & Beyond, Inc., 5.165%, 8/01/44	$279,000	$278,741
Gap, Inc., 5.95%, 4/12/21	625,000	705,824
Home Depot, Inc., 2%, 6/15/19	400,000	399,320
Home Depot, Inc., 4.875%, 2/15/44	300,000	337,932
Wal-Mart Stores, Inc., 4.3%, 4/22/44	400,000	416,924

		$2,138,741
Specialty Chemicals - 0.2%
Ecolab, Inc., 4.35%, 12/08/21	$400,000	$437,466
Mexichem S.A.B. de C.V., 6.75%, 9/19/42	300,000	328,500

		$765,966
Telecommunications - Wireless - 0.4%
American Tower Corp., REIT, 3.5%, 1/31/23	$325,000	$311,034
American Tower Corp., REIT, 5%, 2/15/24	400,000	421,056
Rogers Communications, Inc., 5%, 3/15/44	360,000	375,294
SBA Tower Trust, 2.898%, 10/15/19 (n)	618,000	619,642

		$1,727,026
Tobacco - 0.3%
Altria Group, Inc., 2.95%, 5/02/23	$259,000	$250,281
Altria Group, Inc., 4%, 1/31/24	325,000	336,419
Lorillard Tobacco Co., 8.125%, 6/23/19	266,000	325,856
Philip Morris International, Inc., 4.875%, 11/15/43	230,000	249,578

		$1,162,134
Transportation - Services - 0.1%
ERAC USA Finance Co., 7%, 10/15/37 (n)	$93,000	$122,353
ERAC USA Finance LLC, 3.85%, 11/15/24 (n)	191,000	193,182

		$315,535
Utilities - Electric Power - 0.7%
Alabama Power Co., 4.15%, 8/15/44	$140,000	$142,393
American Electric Power Co., Inc., 1.65%, 12/15/17	312,000	312,721
CMS Energy Corp., 3.875%, 3/01/24	700,000	723,522
Empresa Nacional de Electricidad S.A., 4.25%, 4/15/24	368,000	373,046
PG&E Corp., 2.4%, 3/01/19	403,000	404,501
PPL Capital Funding, Inc., 5%, 3/15/44	285,000	307,081
PPL Corp., 4.2%, 6/15/22	300,000	317,413
PPL WEM Holdings PLC, 5.375%, 5/01/21 (n)	200,000	225,682

		$2,806,359
Total Bonds (Identified Cost, $68,854,840)		$70,134,989

Portfolio of Investments – continued

Preferred Stocks - 0.2%
Issuer				Shares/ Par	Value ($)

Aerospace - 0.0%
Rolls-Royce Holdings PLC (a)				4,319,100	$6,909

Consumer Products - 0.2%
Henkel AG & Co. KGaA				7,350	$725,615
Total Preferred Stocks (Identified Cost, $650,985)					$732,524

	Strike Price		First Exercise
Warrants - 0.0%
Food & Drug Stores - 0.0%
Brasil Pharma S.A. (1 share for 1 warrant) (Identified Cost, $0) (a)	BRL	5.5	6/24/16	3,148	$381

Money Market Funds - 9.6%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)				39,198,412	$39,198,412
Total Investments (Identified Cost, $373,151,590)					$389,156,443

Other Assets, Less Liabilities - 4.9%					20,003,260
Net Assets - 100.0%					$409,159,703

(a)	Non-income producing security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $9,836,883, representing 2.4% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions. At October 31, 2014, the fund had no short sales outstanding.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
BBSW	Bank Bill Swap Reference Rate
EURIBOR	Euro Interbank Offered Rate
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LIBOR	London Interbank Offered Rate
NVDR	Non-Voting Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Portfolio of Investments – continued

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar

Derivative Contracts at 10/31/14

Forward Foreign Currency Exchange Contracts at 10/31/14

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	BRL	JPMorgan Chase Bank N.A.	760,000	12/03/14	$327,855	$303,985	$23,870
SELL	CHF	Deutsche Bank AG	27,875,000	12/22/14	29,676,828	28,985,011	691,817
SELL	EUR	Barclays Bank PLC	12,405,000	12/22/14	15,901,102	15,550,238	350,864
SELL	GBP	Barclays Bank PLC	18,730,000	12/22/14-1/23/15	30,448,114	29,948,747	499,367
SELL	KRW	JPMorgan Chase Bank N.A.	1,210,000,000	12/03/14	1,188,664	1,130,853	57,811
SELL	NZD	Morgan Stanley Capital Services, Inc.	37,590,000	1/23/15	29,591,637	29,068,094	523,543
SELL	SGD	JPMorgan Chase Bank N.A.	1,175,000	1/23/15	921,765	914,418	7,347

							$2,154,619

Liability Derivatives
SELL	AUD	Barclays Bank PLC	16,075,000	1/23/15	$13,984,752	$14,064,392	$(79,640)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/14 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SELL	CAD	JPMorgan Chase Bank N.A.	1,665,000	1/23/15	$1,472,324	$1,474,271	$(1,947)
SELL	CNY	JPMorgan Chase Bank N.A.	3,510,000	12/03/14	567,869	572,688	(4,819)
SELL	HKD	JPMorgan Chase Bank N.A.	6,500,000	1/23/15	837,914	838,203	(289)
BUY	HUF	Deutsche Bank AG	1,605,750,000	12/22/14	6,591,438	6,522,947	(68,491)
BUY	MXN	Deutsche Bank AG	26,040,000	12/22/14	1,929,030	1,928,062	(968)
BUY	MXN	JPMorgan Chase Bank N.A.	73,750,000	12/22/14	5,536,917	5,460,621	(76,296)
SELL	MYR	JPMorgan Chase Bank N.A.	25,917,005	12/03/14	7,835,000	7,861,967	(26,967)
BUY	PHP	JPMorgan Chase Bank N.A.	645,350,000	12/03/14	14,772,805	14,366,777	(406,028)
SELL	PHP	JPMorgan Chase Bank N.A.	345,940,275	12/03/14	7,685,000	7,701,320	(16,320)
BUY	SEK	JPMorgan Chase Bank N.A.	26,420,000	12/22/14	3,698,959	3,578,312	(120,647)

							$(802,412)

Futures Contracts at 10/31/14

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
DAX Index (Short)	EUR	25	$7,290,983	December - 2014	$265,069
DJ Euro Stoxx 50 Index (Long)	EUR	605	23,586,225	December - 2014	261,008
E-mini Industrial Select Sector Index (Long)	USD	353	19,443,240	December - 2014	503,400
E-mini NASDAQ-100 (Long)	USD	15	1,245,150	December - 2014	26,529
FTSE China A50 Index (Long)	USD	1,063	7,936,469	November - 2014	403,137
MSCI Taiwan Index (Long)	USD	586	19,651,380	November - 2014	307,528
Topix Index (Long)	JPY	75	9,325,535	December - 2014	1,071,559

					$2,838,230

Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	357	$45,110,297	December - 2014	$440,128

					$3,278,358

Portfolio of Investments – continued

Futures Contracts at 10/31/14 - continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Equity Futures
AEX Index (Short)	EUR	59	$6,063,479	November - 2014	$(322,514)
ASX SPI 200 Index (Short)	AUD	175	21,328,023	December - 2014	(198,709)
CAC 40 Index (Short)	EUR	183	9,701,655	November - 2014	(425,822)
Canadian S&P/TSX 60 Index (Long)	CAD	66	9,929,426	December - 2014	(276,673)
E-mini Consumer Staples Select Index (Short)	USD	420	19,622,400	December - 2014	(727,440)
E-mini Russell 2000 Index (Short)	USD	226	26,464,600	December - 2014	(690,842)
E-mini S&P MidCap 400 Index (Short)	USD	169	23,920,260	December - 2014	(223,726)
FTSE MIB Index (Long)	EUR	23	2,840,741	December - 2014	(153,287)
FTSE 100 Index (Short)	GBP	10	1,040,685	December - 2014	(28,720)
Hang Seng China Enterprises Index (Short)	HKD	116	8,036,431	November - 2014	(299,748)
Hang Seng Index (Short)	HKD	20	3,084,750	November - 2014	(83,173)
E-mini MSCI Emerging Markets Index (Long)	USD	216	10,946,880	December - 2014	(491,267)
MSCI Singapore Index (Short)	SGD	59	3,400,807	November - 2014	(59,626)
OMX Index (Short)	SEK	222	4,243,589	November - 2014	(357,995)
S&P 500 Index (Short)	USD	170	85,484,500	December - 2014	(2,238,697)

					$(6,578,239)

Swap Agreements at 10/31/14

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Interest Rate Swap Agreements
9/14/21	EUR	4,900,000	Deutsche Bank AG	2.469% (fixed rate)	6-Month EURIBOR	$774,652
10/31/22	AUD	6,600,000	Deutsche Bank AG	3.73% (fixed rate)	6-Month BBSW	71,004
1/16/23	AUD	6,700,000	Citibank N.A.	3.9425% (fixed rate)	6-Month BBSW	178,174
2/13/23	AUD	3,800,000	Citibank N.A.	3.985% (fixed rate)	6-Month BBSW	107,492
4/26/23	AUD	5,100,000	Citibank N.A.	3.87% (fixed rate)	6-Month BBSW	89,267
7/30/23	GBP	6,000,000	JPMorgan Chase Bank N.A.	2.4325% (fixed rate)	6-Month LIBOR	212,490

						$1,433,079

Liability Derivatives
Interest Rate Swap Agreements
8/23/22	GBP	4,500,000	Deutsche Bank AG	1.9925% (fixed rate)	6-Month LIBOR	$(55,308)
1/15/23	GBP	1,700,000	Deutsche Bank AG	2.025% (fixed rate)	6-Month LIBOR	(19,782)
4/24/23	GBP	1,300,000	Citibank N.A.	1.865% (fixed rate)	6-Month LIBOR	(52,910)

						$(128,000)

Portfolio of Investments – continued

Swap Agreements at 10/31/14 - continued

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Liability Derivatives - continued
Credit Default Swap Agreements
12/20/19	USD	61,400,000	Citibank N.A. (a)	1.00% (fixed rate)	(1)	$(3,906,405)

						$(4,034,405)

Cleared Swap Agreements at 10/31/14
Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Interest Rate Swap Agreements
6/05/24	AUD	9,800,000	Deutsche Bank AG	4.125% (fixed rate)	6-Month BBSW	$351,695

Credit Default Swap Agreements
12/20/19	USD	115,200,000	Citibank N.A. (b)	1.00% (fixed rate)	(2)	$2,167,581

						$2,519,276

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX Emerging Markets Index, a BBB- rated credit default index. The fund entered into the contract to manage market/sector exposure.
(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX North America Investment Grade Index, a BBB+ rated credit default index. The fund entered into the contract to manage market/sector exposure.
(a)	Net unamortized premiums received by the fund amounted to $4,429,293.
(b)	Net unamortized premiums paid by the fund amounted to $1,766,074.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At October 31, 2014, the fund had cash collateral of $20,076,616 and other liquid securities with an aggregate value of $549,684 to cover any commitments for securities sold short and certain derivative contracts. Cash collateral is comprised of “Restricted cash” and “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $333,953,178)	$349,958,031
Underlying affiliated funds, at cost and value	39,198,412
Total investments, at value (identified cost, $373,151,590)	$389,156,443
Restricted cash	20,046,713
Foreign currency, at value (identified cost, $1,443,138)	1,387,006
Deposits with brokers	29,903
Receivables for
Due from brokers (net unamortized premiums paid, $1,766,074)	334,128
Forward foreign currency exchange contracts	2,154,619
Daily variation margin on open cleared swap agreements	137,424
Investments sold	755,394
Fund shares sold	6,418,638
Interest and dividends	1,044,933
Swaps, at value	1,433,079
Receivable from investment adviser	33,217
Total assets	$422,931,497
Liabilities
Payable to custodian	$6,370
Payables for
Forward foreign currency exchange contracts	802,412
Daily variation margin on open futures contracts	195,025
Investments purchased	6,782,141
Fund shares reacquired	1,488,654
Swaps, at value (net unamortized premiums received, $4,429,293)	4,034,405
Payable to affiliates
Shareholder servicing costs	205,581
Distribution and service fees	4,481
Payable for independent Trustees’ compensation	10
Deferred country tax expense payable	1,993
Accrued expenses and other liabilities	250,722
Total liabilities	$13,771,794
Net assets	$409,159,703
Net assets consist of
Paid-in capital	$424,060,600
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $1,303 deferred country tax)	16,566,682
Accumulated net realized gain (loss) on investments and foreign currency	(34,797,863)
Undistributed net investment income	3,330,284
Net assets	$409,159,703
Shares of beneficial interest outstanding	38,330,154

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$128,066,049	12,027,711	$10.65
Class B	8,637,410	829,901	10.41
Class C	41,317,664	3,971,821	10.40
Class I	228,065,529	21,212,278	10.75
Class R1	151,218	14,587	10.37
Class R2	1,027,936	97,597	10.53
Class R3	269,992	25,361	10.65
Class R4	1,483,492	137,904	10.76
Class R5	140,413	12,994	10.81

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.30 [100 / 94.25 x $10.65]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$4,376,459
Interest	1,575,950
Dividends from underlying affiliated funds	21,482
Foreign taxes withheld	(139,399)
Total investment income	$5,834,492
Expenses
Management fee	$2,856,709
Distribution and service fees	716,396
Shareholder servicing costs	308,732
Administrative services fee	51,980
Independent Trustees’ compensation	8,730
Custodian fee	233,663
Shareholder communications	47,663
Audit and tax fees	114,276
Legal fees	3,133
Dividend and interest expense on securities sold short	205
Miscellaneous	263,231
Total expenses	$4,604,718
Fees paid indirectly	(954)
Reduction of expenses by investment adviser and distributor	(236,269)
Net expenses	$4,367,495
Net investment income	$1,466,997
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $405 country tax)	$44,777,823
Written options	99
Futures contracts	(23,978,378)
Swap agreements	3,923,316
Securities sold short	2,383
Foreign currency	4,778,843
Net realized gain (loss) on investments and foreign currency	$29,504,086
Change in unrealized appreciation (depreciation)
Investments (net of $613 increase in deferred country tax)	$(20,019,979)
Written options	(79)
Futures contracts	1,483,366
Swap agreements	2,710,797
Securities sold short	(1,102)
Translation of assets and liabilities in foreign currencies	720,529
Net unrealized gain (loss) on investments and foreign currency translation	$(15,106,468)
Net realized and unrealized gain (loss) on investments and foreign currency	$14,397,618
Change in net assets from operations	$15,864,615

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2014	2013
Change in net assets
From operations
Net investment income	$1,466,997	$466,980
Net realized gain (loss) on investments and foreign currency	29,504,086	546,253
Net unrealized gain (loss) on investments and foreign currency translation	(15,106,468)	10,393,206
Change in net assets from operations	$15,864,615	$11,406,439
Distributions declared to shareholders
From net investment income	$(3,325,160)	$(2,700,034)
Change in net assets from fund share transactions	$144,009,600	$145,354,472
Total change in net assets	$156,549,055	$154,060,877
Net assets
At beginning of period	252,610,648	98,549,771
At end of period (including undistributed net investment income of $3,330,284 and $1,972,880, respectively)	$409,159,703	$252,610,648

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.28	$9.81	$9.25	$9.17	$8.60
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.03	$0.03	$0.04	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.45	0.70	0.81	0.26	0.54
Total from investment operations	$0.50	$0.73	$0.84	$0.30	$0.57
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.26)	$(0.28)	$(0.22)	$—
Net asset value, end of period (x)	$10.65	$10.28	$9.81	$9.25	$9.17
Total return (%) (r)(s)(t)(x)	4.93	7.57	9.31	3.25	6.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.64	1.80	1.85	1.75
Expenses after expense reductions (f)	1.40	1.39	1.39	1.40	1.40
Net investment income	0.45	0.30	0.35	0.46	0.33
Portfolio turnover	94	44	63	69	85
Net assets at end of period (000 omitted)	$128,066	$86,701	$41,964	$41,358	$70,790
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.40	1.39	1.39	1.40	1.40

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.07	$9.62	$9.06	$8.98	$8.49
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.04)	$(0.04)	$(0.03)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.44	0.69	0.80	0.25	0.53
Total from investment operations	$0.41	$0.65	$0.76	$0.22	$0.49
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.20)	$(0.20)	$(0.14)	$—
Net asset value, end of period (x)	$10.41	$10.07	$9.62	$9.06	$8.98
Total return (%) (r)(s)(t)(x)	4.10	6.87	8.52	2.45	5.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.22	2.39	2.54	2.61	2.50
Expenses after expense reductions (f)	2.15	2.14	2.14	2.15	2.15
Net investment loss	(0.30)	(0.39)	(0.39)	(0.28)	(0.42)
Portfolio turnover	94	44	63	69	85
Net assets at end of period (000 omitted)	$8,637	$7,418	$4,677	$3,958	$5,704
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.15	2.14	2.14	2.15	2.15

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.06	$9.61	$9.04	$8.97	$8.48
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.04)	$(0.04)	$(0.03)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.44	0.68	0.80	0.25	0.53
Total from investment operations	$0.41	$0.64	$0.76	$0.22	$0.49
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.19)	$(0.19)	$(0.15)	$—
Net asset value, end of period (x)	$10.40	$10.06	$9.61	$9.04	$8.97
Total return (%) (r)(s)(t)(x)	4.12	6.75	8.53	2.50	5.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.22	2.39	2.55	2.61	2.51
Expenses after expense reductions (f)	2.15	2.14	2.14	2.15	2.15
Net investment loss	(0.30)	(0.42)	(0.41)	(0.28)	(0.43)
Portfolio turnover	94	44	63	69	85
Net assets at end of period (000 omitted)	$41,318	$30,918	$18,622	$18,845	$28,513
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.15	2.14	2.14	2.15	2.15

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.37	$9.89	$9.33	$9.25	$8.66
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.05	$0.06	$0.06	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.46	0.71	0.81	0.26	0.54
Total from investment operations	$0.53	$0.76	$0.87	$0.32	$0.59
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.28)	$(0.31)	$(0.24)	$—
Net asset value, end of period (x)	$10.75	$10.37	$9.89	$9.33	$9.25
Total return (%) (r)(s)(x)	5.18	7.87	9.59	3.54	6.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.40	1.49	1.55	1.52
Expenses after expense reductions (f)	1.15	1.14	1.14	1.15	1.15
Net investment income	0.68	0.50	0.60	0.60	0.57
Portfolio turnover	94	44	63	69	85
Net assets at end of period (000 omitted)	$228,066	$124,997	$31,289	$10,737	$93,425
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.15	1.14	1.14	1.15	1.15

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.02	$9.56	$9.03	$8.97	$8.48
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.03)	$(0.04)	$(0.02)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.44	0.67	0.79	0.24	0.53
Total from investment operations	$0.41	$0.64	$0.75	$0.22	$0.49
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.18)	$(0.22)	$(0.16)	$—
Net asset value, end of period (x)	$10.37	$10.02	$9.56	$9.03	$8.97
Total return (%) (r)(s)(x)	4.14	6.81	8.56	2.42	5.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.22	2.39	2.56	2.63	2.51
Expenses after expense reductions (f)	2.15	2.14	2.14	2.15	2.15
Net investment loss	(0.29)	(0.36)	(0.45)	(0.23)	(0.43)
Portfolio turnover	94	44	63	69	85
Net assets at end of period (000 omitted)	$151	$122	$112	$131	$101
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	2.15	2.14	2.14	2.15	2.15

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 10/31
	2014	2013		2012	2011	2010
Net asset value, beginning of period	$10.18	$9.73		$9.18	$9.11	$8.57
Income (loss) from investment operations
Net investment income (d)	$0.02	$(0.00	)(w)	$0.01	$0.02	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.45	0.69		0.80	0.25	0.53
Total from investment operations	$0.47	$0.69		$0.81	$0.27	$0.54
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.24)		$(0.26)	$(0.20)	$—
Net asset value, end of period (x)	$10.53	$10.18		$9.73	$9.18	$9.11
Total return (%) (r)(s)(x)	4.64	7.27		9.03	3.02	6.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.90		2.02	2.12	2.01
Expenses after expense reductions (f)	1.65	1.65		1.64	1.65	1.65
Net investment income (loss)	0.18	(0.05)		0.12	0.24	0.08
Portfolio turnover	94	44		63	69	85
Net assets at end of period (000 omitted)	$1,028	$627		$176	$119	$132
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.65	1.65		1.64	1.65	1.65

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.28	$9.81	$9.25	$9.18	$8.62
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.04	$0.04	$0.05	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.45	0.69	0.80	0.24	0.53
Total from investment operations	$0.50	$0.73	$0.84	$0.29	$0.56
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.26)	$(0.28)	$(0.22)	$—
Net asset value, end of period (x)	$10.65	$10.28	$9.81	$9.25	$9.18
Total return (%) (r)(s)(x)	4.87	7.62	9.40	3.20	6.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.64	1.79	1.87	1.76
Expenses after expense reductions (f)	1.40	1.39	1.39	1.40	1.40
Net investment income	0.48	0.35	0.37	0.50	0.32
Portfolio turnover	94	44	63	69	85
Net assets at end of period (000 omitted)	$270	$355	$114	$105	$101
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.40	1.39	1.39	1.40	1.40

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.38	$9.89	$9.33	$9.25	$8.66
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.07	$0.06	$0.07	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.45	0.70	0.81	0.25	0.54
Total from investment operations	$0.53	$0.77	$0.87	$0.32	$0.59
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.28)	$(0.31)	$(0.24)	$—
Net asset value, end of period (x)	$10.76	$10.38	$9.89	$9.33	$9.25
Total return (%) (r)(s)(x)	5.13	7.96	9.59	3.54	6.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.39	1.50	1.62	1.52
Expenses after expense reductions (f)	1.15	1.14	1.14	1.15	1.15
Net investment income	0.75	0.67	0.61	0.73	0.57
Portfolio turnover	94	44	63	69	85
Net assets at end of period (000 omitted)	$1,483	$1,359	$1,492	$881	$1,045
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.15	1.14	1.14	1.15	1.15

See Notes to Financial Statements

Financial Highlights – continued

Class R5 (y)	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.42	$9.92	$9.32	$9.23	$8.65
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.07	$0.04	$0.04	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.46	0.70	0.83	0.28	0.54
Total from investment operations	$0.54	$0.77	$0.87	$0.32	$0.58
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.27)	$(0.27)	$(0.23)	$—
Net asset value, end of period (x)	$10.81	$10.42	$9.92	$9.32	$9.23
Total return (%) (r)(s)(x)	5.29	7.91	9.58	3.53	6.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.32	1.74	1.65	1.59
Expenses after expense reductions (f)	1.07	1.07	1.21	1.25	1.25
Net investment income	0.79	0.70	0.42	0.40	0.46
Portfolio turnover	94	44	63	69	85
Net assets at end of period (000 omitted)	$140	$115	$105	$289	$1,753
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)	1.07	1.07	1.21	1.25	1.25

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Alternative Strategy Fund (formerly MFS Diversified Target Return Fund) (the fund) is a diversified series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Effective February 1, 2014, the fund changed its name from MFS Diversified Target Return Fund to MFS Global Alternative Strategy Fund. Prior to February 1, 2014, MFS, in conjunction with UBS Global Asset Management (Americas) Inc. (UBS) as a sub-adviser to the fund, attempted to achieve the fund’s objective by generating returns from a combination of (i) MFS’ individual security selection of primarily equity securities and (ii) UBS’ tactical market and currency exposure strategies using derivatives. Effective February 1, 2014, MFS and UBS seek to achieve the fund’s objective by generating returns from a combination of (i) individual security selection of U.S. and foreign equity securities and debt instruments and (ii) a tactical asset allocation overlay to manage the fund’s exposure to asset classes, markets, and currencies, primarily using derivatives.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects

Notes to Financial Statements – continued

that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values

Notes to Financial Statements – continued

obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of October 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$192,998,277	$—	$—	$192,998,277
United Kingdom	22,160,192	6,909	—	22,167,101
Japan	—	14,663,188	—	14,663,188
France	9,956,646	—	—	9,956,646
Switzerland	8,722,774	—	—	8,722,774
Germany	7,429,531	—	—	7,429,531
Hong Kong	1,920,553	795,620	—	2,716,173
Taiwan	2,330,957	361,366	—	2,692,323
Canada	2,010,487	321,351	—	2,331,838
Other Countries	12,351,206	3,793,984	—	16,145,190
Non-U.S. Sovereign Debt	—	245,340	—	245,340
U.S. Corporate Bonds	—	61,785,295	—	61,785,295
Foreign Bonds	—	8,104,355	—	8,104,355
Mutual Funds	39,198,412	—	—	39,198,412
Total Investments	$299,079,035	$90,077,408	$—	$389,156,443

Other Financial Instruments
Futures Contracts	$(4,701,857)	$1,401,976	$—	$(3,299,881)
Swap Agreements	—	(82,050)	—	(82,050)
Forward Foreign Currency Exchange Contracts	—	1,352,207	—	1,352,207

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $18,002,031 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $164,685 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable

Notes to Financial Statements – continued

to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to reduce volatility compared to the overall equity markets and to generate positive returns by adjusting the fund’s exposure to markets and currencies resulting from the fund’s individual security selections. Derivatives are used to increase the fund’s exposure to markets or currencies to which the fund’s individual security selections have resulted in no or little exposure. Alternatively, the fund uses derivatives to decrease its exposure to markets or currencies to which the fund’s individual security selections have resulted in exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$440,128	$—
Interest Rate	Interest Rate Swaps	1,784,774	(128,000)
Foreign Exchange	Forward Foreign Currency Exchange	2,154,619	(802,412)
Equity	Equity Futures	2,838,230	(6,578,239)
Credit	Credit Default Swaps	2,167,581	(3,906,405)
Total		$9,385,332	$(11,415,056)

(a)	The value of futures contracts and cleared swap agreements includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts and cleared swap agreements is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)	Written Options
Interest Rate	$2,119,505	$362,064	$—	$—	$—
Foreign Exchange	—	—	4,786,135	—	—
Equity	(26,097,883)		—	4,542,520	99
Credit	—	3,561,252	—	—	—
Total	$(23,978,378)	$3,923,316	$4,786,135	$4,542,520	$99

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)	Written Options
Interest Rate	$199,236	$3,496,847	$—	$—	$—
Foreign Exchange	—	—	788,949	—	—
Equity	1,284,130	—	—	(405,874)	(79)
Credit	—	(786,050)	—	—	—
Total	$1,483,366	$2,710,797	$788,949	$(405,874)	$(79)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives

Notes to Financial Statements – continued

traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of October 31, 2014:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$(195,025)
Swaps, at value	1,433,079	(4,034,405)
Cleared Swaps Agreements (a)	471,552	—
Forward Foreign Currency Exchange Contracts	2,154,619	(802,412)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$4,059,250	$(5,031,842)
Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	471,552	(195,025)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$3,587,698	$(4,836,817)

(a)	The amount presented here represents the fund’s current day variation margin for futures contracts. The amount presented here represents the fund’s current day variation margin and due from brokers for the cleared swap agreements. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the fund’s Portfolio of Investments.

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2014:

	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$850,231	(79,640)	(459,526)	—	$311,065
Citibank N.A.	374,933	(374,933)	—	—	—
Deutsche Bank AG	1,537,473	(144,549)	—	(1,100,000)	292,924
JPMorgan Chase Bank N.A.	301,518	(301,518)	—	—	—
Morgan Stanley Capital Services, Inc.	523,543	—	—	(201,000)	322,543
Total	$3,587,698	(900,640)	(459,526)	(1,301,000)	$926,532

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2014:

	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(79,640)	79,640	—	—	$—
Citibank N.A.	(3,959,315)	374,933	—	3,584,382	—
Deutsche Bank AG	(144,549)	144,549	—	—	—
JPMorgan Chase Bank N.A.	(653,313)	301,518	—	260,000	(91,795)
Total	$(4,836,817)	900,640	—	3,844,382	$(91,795)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted

Notes to Financial Statements – continued

to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended October 31, 2014:

	Number of Contracts	Premiums received
Outstanding, beginning of period	2	$99
Options expired	(2)	(99)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

Notes to Financial Statements – continued

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the swap agreement is novated to a central counterparty (the “clearinghouse”) immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the

Notes to Financial Statements – continued

fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. For uncleared swaps, that risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. Although not covered by an ISDA Master Agreement, the fund’s counterparty risk due to cleared swaps is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive. For uncleared swaps, counterparty risk is reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. For cleared swaps, the fund’s counterparty risk is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign

Notes to Financial Statements – continued

issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swap agreements in a net liability position as of October 31, 2014 is disclosed in the footnotes to the Portfolio of Investments. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. If a defined credit event had occurred as of October 31, 2014, the swap agreement’s credit-risk-related contingent features would have been triggered and, for those swap agreements in a net liability position for which the fund is the protection seller, the fund in order to settle these swap agreements would have been required to either (1) pay the swap agreement’s notional value of $61,400,000 less the value of the agreements’ related deliverable obligations as decided through an auction or (2) pay the notional value of the swap agreements in return for physical receipt of the deliverable obligations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. For uncleared swaps, counterparty risk is reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. For cleared swaps, the fund’s counterparty risk is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a

Notes to Financial Statements – continued

short sale will be recognized as a fund expense. During the year ended October 31, 2014, this expense amounted to $205. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At October 31, 2014, the fund had no short sales outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/14	10/31/13
Ordinary income (including any short-term capital gains)	$3,325,160	$2,700,034

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/14
Cost of investments	$373,847,543
Gross appreciation	23,474,714
Gross depreciation	(8,165,814)
Net unrealized appreciation (depreciation)	$15,308,900
Undistributed ordinary income	4,058,457
Capital loss carryforwards	(35,128,008)
Other temporary differences	859,754

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after October 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

10/31/17	$(23,283,499)
10/31/18	(11,844,509)
Total	$(35,128,008)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s

Notes to Financial Statements – continued

income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/14	Year ended 10/31/13
Class A	$1,152,231	$1,142,508
Class B	52,484	100,658
Class C	225,526	366,737
Class I	1,861,458	1,037,048
Class R1	862	2,113
Class R2	7,244	4,402
Class R3	4,324	3,925
Class R4	19,321	39,815
Class R5	1,710	2,828
Total	$3,325,160	$2,700,034

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2014, this management fee reduction amounted to $13,094, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2014 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

MFS has engaged UBS Global Asset Management (Americas) Inc. (UBS) as a sub-adviser to the fund to manage the fund’s exposure to markets and currencies through the use of derivative instruments. The fund is not responsible for paying the sub-advisory fee. MFS pays UBS a sub-advisory fee at the following annual rates:

First $1 billion of average daily net assets	0.28%
Next $1.5 billion of average daily net assets	0.185%
Average daily net assets in excess of $2.5 billion	0.16%

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.40%	2.15%	2.15%	1.15%	2.15%	1.65%	1.40%	1.15%	1.07%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2016. For the year ended October 31, 2014, this reduction amounted to $221,689 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $29,013 for the year ended October 31, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$266,777
Class B	0.75%	0.25%	1.00%	1.00%	79,664
Class C	0.75%	0.25%	1.00%	1.00%	363,504
Class R1	0.75%	0.25%	1.00%	1.00%	1,414
Class R2	0.25%	0.25%	0.50%	0.50%	4,179
Class R3	—	0.25%	0.25%	0.25%	858
Total Distribution and Service Fees					$716,396

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2014, this rebate amounted to $928 and $1 for Class A and Class B, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased

Notes to Financial Statements – continued

on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2014, were as follows:

Amount
Class A	$—
Class B	12,824
Class C	5,751

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2014, the fee was $25,044, which equated to 0.0079% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $283,688.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2014 was equivalent to an annual effective rate of 0.0164% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. Frank L. Tarantino serves as the ICCO and is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO

Notes to Financial Statements – continued

and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended October 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,500 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $557, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. On October 31, 2014, Mr. Tarantino resigned as ICCO and the service agreement between the funds and Tarantino LLC for the services of an ICCO was terminated. Effective November 1, 2014, the funds entered into a service agreement which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO). Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

At October 31, 2014, MFS held approximately 82% and 85% of the outstanding shares of Class R1 and Class R5, respectively.

(4) Portfolio Securities

For the year ended October 31, 2014, purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$22,634,538	$22,607,168
Investments (non-U.S. Government securities)	$348,084,475	$233,519,770

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/14		Year ended 10/31/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	7,338,847	$76,280,733	6,494,873	$65,264,856
Class B	234,166	2,384,704	328,180	3,220,067
Class C	1,629,303	16,568,999	1,621,343	15,983,253
Class I	15,942,353	167,219,265	12,362,933	124,745,727
Class R1	2,600	26,248	280	2,763
Class R2	46,676	480,270	47,800	485,366
Class R3	11,658	121,249	32,110	320,179
Class R4	107,934	1,122,729	78,600	792,901
Class R5	1,812	19,011	141	1,428
	25,315,349	$264,223,208	20,966,260	$210,816,540

Notes to Financial Statements – continued

	Year ended 10/31/14		Year ended 10/31/13
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	104,508	$1,070,158	103,070	$996,682
Class B	4,034	40,618	8,614	82,087
Class C	17,054	171,737	28,330	269,985
Class I	143,276	1,477,172	54,104	526,434
Class R1	86	862	223	2,113
Class R2	714	7,244	458	4,402
Class R3	422	4,324	406	3,925
Class R4	1,872	19,321	4,087	39,815
Class R5	165	1,710	289	2,828
	272,131	$2,793,146	199,581	$1,928,271

Shares reacquired
Class A	(3,847,877)	$(39,967,169)	(2,444,425)	$(24,541,602)
Class B	(145,058)	(1,473,510)	(86,069)	(843,244)
Class C	(746,377)	(7,604,625)	(515,826)	(5,059,280)
Class I	(6,921,289)	(72,538,081)	(3,532,141)	(35,758,047)
Class R1	(304)	(3,086)	(8)	(77)
Class R2	(11,310)	(116,344)	(4,817)	(47,958)
Class R3	(21,246)	(221,415)	(9,652)	(96,480)
Class R4	(102,899)	(1,082,480)	(102,458)	(1,043,512)
Class R5	(4)	(44)	(14)	(139)
	(11,796,364)	$(123,006,754)	(6,695,410)	$(67,390,339)

Net change
Class A	3,595,478	$37,383,722	4,153,518	$41,719,936
Class B	93,142	951,812	250,725	2,458,910
Class C	899,980	9,136,111	1,133,847	11,193,958
Class I	9,164,340	96,158,356	8,884,896	89,514,114
Class R1	2,382	24,024	495	4,799
Class R2	36,080	371,170	43,441	441,810
Class R3	(9,166)	(95,842)	22,864	227,624
Class R4	6,907	59,570	(19,771)	(210,796)
Class R5	1,973	20,677	416	4,117
	13,791,116	$144,009,600	14,470,431	$145,354,472

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating

Notes to Financial Statements – continued

funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2014, the fund’s commitment fee and interest expense were $1,176 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	18,186,874	288,306,102	(267,294,564)	39,198,412

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$21,482	$39,198,412

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Global Alternative Strategy Fund (formerly MFS Diversified Target Return Fund):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Alternative Strategy Fund (formerly MFS Diversified Target Return Fund) (one of the series of MFS Series Trust XV) (the “Fund”) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Alternative Strategy Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK(investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Sub-Investment Adviser	Independent Registered Public Accounting Firm
UBS Global Asset Management (Americas) Inc. One North Wacker Drive Chicago, Illinois 60606	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Distributor
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618
Portfolio Managers
Curt Custard Jonathan Davies Andreas Koester Benjamin Nastou Natalie Shapiro

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS and investment sub-advisory agreement among MFS Series Trust XV, on behalf of the Fund, MFS and UBS (“UBS”) (together, the “Agreements”). The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the Agreements and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS and UBS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS and UBS under the Agreements and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, (viii) information regarding the

Board Review of Investment Advisory Agreement – continued

overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds, and (ix) information regarding the overall organization of UBS, including information about UBS personnel providing investment advisory services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS or UBS.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with MFS’ and UBS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees noted that MFS (and not the Fund) pays UBS its sub-advisory

Board Review of Investment Advisory Agreement – continued

fee from its advisory fees. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fees charged to the Fund and the sub-advisory fee paid by MFS to UBS represent reasonable compensation in light of the services being provided by MFS and UBS to the Fund.

In addition, the Trustees considered MFS’ and UBS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS, UBS, and MFS’ ultimate

Board Review of Investment Advisory Agreement – continued

parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the Agreements, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS and UBS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS and UBS such as reputational value derived from serving as an investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS and MFS’ investment sub-advisory agreement with UBS should be continued for an additional one-year period, commencing August 1, 2014.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 45.54% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2014 and 2013, audit fees billed to MFS Global Alternative Strategy Fund by Deloitte were as follows:

	Audit Fees
	2014	2013
Fees billed by Deloitte:
MFS Global Alternative Strategy Fund	61,367	60,649

For the fiscal years ended October 31, 2014^ and April 30, 2014 and 2013, audit fees billed to MFS Commodity Strategy Fund by Deloitte were as follows:

	Audit Fees
	October 2014	April 2014	April 2013
Fees billed by Deloitte:
MFS Commodity Strategy Fund^	59,378	54,438	53,802

For the fiscal years ended October 31, 2014 and 2013, fees billed by Deloitte for audit-related, tax and other services provided to MFS Global Alternative Strategy Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013[4]
Fees billed by Deloitte:
To MFS Global Alternative Strategy Fund	5,000	0	11,241	11,108	1,655	594

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013[4]	2014	2013	2014	2013
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global Alternative Strategy Fund*	1,671,337	1,597,472	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013[4]
Fees Billed by Deloitte:
To MFS Global Alternative Strategy Fund, MFS and MFS Related Entities #	1,692,571	1,623,994

For the fiscal years ended October 31, 2014^ and April 30, 2014 and 2013, fees billed by Deloitte for audit-related, tax and other services provided to MFS Commodity Strategy Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
	October 2014	April 2014	April 2013	October 2014	April 2014	April 2013	October 2014	April 2014	April 2013
Fees billed by Deloitte:
To MFS Commodity Strategy Fund^	0	0	0	11,425	8,365	8,266	629	1,056	1,029

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
	October 2014	April 2014	April 2013	October 2014	April 2014	April 2013	October 2014	April 2014	April 2013
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Commodity Strategy Fund^^,*	665,841	1,872,706	1,276,472	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	October 2014	April 2014	April 2013
Fees Billed by Deloitte:
To MFS Commodity Strategy Fund, MFS and MFS Related Entities^,^^, #	677,895	1,885,585	1,403,787

^

Effective October 31, 2014, the fiscal year end of MFS Commodity Strategy Fund changed from April 30th to October 31st. Fees reported for MFS Commodity Strategy Fund for the fiscal year ended October 31, 2014 are fees billed during the period of May 1, 2014 through October 31, 2014.

^^	Fees reported for MFS and MFS Related Entities for the MFS Commodity Strategy Fund’s fiscal year ended October 31, 2014 are fees billed during the period of May 1, 2014 through October 31, 2014.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	Certain fees reported in 2013 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended October 31, 2013.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XV

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: March 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: March 16, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: March 16, 2015

*	Print name and title of each signing officer under his or her signature.